                             SEPCO INDUSTRIES, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN

         THIS AGREEMENT, hereby made.and entered into this 15th day of October, 1991, by and between Sepco Industries, Inc., Southern Engine &
Pump Company, Wesco Equipment, Inc., and T.L. Walker Bearing Co. (herein referred to as the "Employer") and The Northern Trust Company of Texas (herein referred to as the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Employer heretofore established an Employee Stock Ownership Plan and Trust effective January 1, 1985, (hereinafter called the "Effective Date") known as the Sepco Industries, Inc. Employee Stock Ownership Plan (herein referred to as the "Plan") in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees; and

         WHEREAS, under the terms of the Plan, the Employer has the ability to amend the Plan, provided the Trustee joins in such amendment if the provisions of the Plan affecting the Trustee are amended; and

         WHEREAS, contributions to the Plan will be made by the Employer and such contributions to the trust will be invested primarily in the capital stock of the Employer;

         NOW THEREFORE, effective January 1, 1989, except as otherwise provided, the Employer and the Trustee in accordance with the provisions of the Plan pertaining to amendments thereof, hereby amend the Plan in its entirety and restate the Plan to provide as follows:

                                   ARTICLE I
                                  DEFINITIONS

         1.1 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

         1.2 "Administrator" means the person designated by the Employer pursuant to Section 2.4 to administer the Plan on behalf of the Employer.

         1.3 "Affiliated Employer" means the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(0).

         1.4 "Aggregate Account" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of Section 2.2.

         1.5 "Anniversary Date" means December 31.

         1.6 "Beneficiary" means the person to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Sections
7.2 and 7.5.

         1.7 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

         1.8 "Company Stock" means common stock issued by the Employer (or by a corporation which is a member of the controlled group of corporations of which the Employer is a member) which is readily tradeable on an established securities market. If there is no common stock which meets the foregoing requirement, the term "Company Stock" means common stock issued by the Employer (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of: (A) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power, and (B) that class of stock of the Employer (or of any other such corporation) having the greatest dividend rights. Noncallable preferred stock shall be deemed to be "Company Stock" if such stock is convertible at any time into stock which constitutes "Company Stock" hereunder and if such conversion is at a conversion price which (as of the date of the acquisition by the Trust) is reasonable.

         1.9 "Company Stock Account" means the account of a Participant which is credited with the shares of Company Stock purchased and paid for by the Trust Fund or contributed to the Trust Fund.

         1.10 "Compensation" with respect to any Participant means total compensation paid by the Employer for a Plan Year. Amounts contributed by the Employer under the Plan and any non-taxable fringe benefits provided by the Employer shall not be considered as Compensation.

         For purposes of the Section, the determination of Compensation shall include salary reduction contributions made on behalf of an Employee to a plan maintained under Code Sections 125 and 401(k).

         Compensation shall be recognized as of an Employee's effective date of participation pursuant to Section 3.3.

         Compensation in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code
Section 415(d). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest (415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected Family Members in proportion to each such Family Member's Compensation prior to the application of this limitation.

         For Plan Years beginning prior to January 1, 1989, the $200,000 limit (without regard to Family Member aggregation) shall apply only for Top Heavy Plan Years and shall not be adjusted.

         1.11 "Contract" or "policy" means a life insurance policy or annuity contract (group or individual) issued by the insurer as elected.

         1.12 "Current Obligations" means Trust obligations arising from extension of credit to the Trust and payable in cash within (1) year from the date an Employer contribution is due. Trust obligations shall include the liability for payment of taxes imposed by Code Section 2001 which liability is incurred pursuant to Code Section 2210(b).

         1.13 "Eligible Employee" means any Employee.

         Employees of Affiliated Employers shall not be eligible to participate in this Plan unless such Affiliated Employers have specifically adopted this Plan in writing.

         1.14 "Employee" means any person who is employed by the Employer, but excludes any person who is employed as an independent contractor. Employee shall include leased employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) unless such leased employees are covered by a plan described in Code Section 414(n)(5) and such leased employees do not constitute more than 20% of the recipient's non-highly compensated work force.

         1.15 "Employer" means Sepco Industries, Inc. and any Participating Employer (as defined in Section 11.1) which shall adopt this Plan; any successor which shall maintain this Plan; and any predecessor which has maintained this Plan. The Employer is a corporation with principal offices in the state of Texas.

         1.16 "ESOP" means an employee stock ownership plan that meets the requirements of Code Section 4975(e)(7) and Regulation 54.4975-11.

         1.17 "Exempt Loan" means a loan made to the Plan by a disqualified person or a loan to the Plan which is guaranteed by a disqualified person and which satisfies the requirements of Section 2550.408b-3 of the Department of Labor Regulations, Section 54.4975-7(b) of the Treasury Regulations and Section
5.4 hereof.

         1.18 "Family Member" means, with respect to an affected Participant, such Participant's spouse, such Participant's lineal descendants and ascendants and their spouses, all as described in Code Section 414(q)(6)(B).

         1.19 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and its representative body, and the Administrator.

         1.20 "Fiscal Year" means the Employer's accounting year of 12 months commencing on January 1 of each year and ending the following December 31.

         1.21 "Forfeiture" means that portion of a Participant's Account that is not Vested, and occurs on the earlier of:

         (a) the distribution of the entire Vested portion of a Participant's Account, or

         (b) the last day of the Plan Year in which the Participant incurs five
(5) consecutive 1-Year Breaks in Service.

         Furthermore, for purposes of paragraph (a) above, in the case of a Terminated Participant whose Vested benefit is zero, such Terminated Participant shall be deemed to have received a distribution of his Vested benefit upon his termination of employment. Restoration of such amounts shall occur pursuant to Section 7.4. In addition, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

         1.22 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

         1.23 "415 Compensation" means compensation as defined in Section
4.4(d).

         1.24 "414(s) Compensation" with respect to any Employee means his "415 Compensation" paid during a Plan Year. The amount of "414(s) Compensation" with respect to any Employee shall include "414(s) Compensation" during the entire twelve (12) month period ending on the 1st day of such Plan Year, except that for Plan Years beginning prior to January 1, 1990, "414(s) Compensation shall only be recognized as of an Employee's effective date of participation.

               For purposes of this Section, the determination of "414(s) Compensation" shall include salary reduction contributions made on behalf of an Employee to a plan maintained under Code Sections 125 and 401(k).

               "414(s) Compensation" in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d). However, for Plan Years beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.

         1.25 "Highly Compensated Employee" means an Employee described in Code
Section 414(q) and the Regulations thereunder and generally means an Employee who performed services for the Employer during the "determination year" and is one or more of the following groups:

         (a) Employees who at any time during the "determination year" or "look-back year" were "five percent owners" as defined in Section 1.30(c).

         (b) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $75,000.

         (c) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $50,000 and were in the Top Paid Group of Employees for the Plan Year.

         (d) Employees who during the "look-back year" were officers of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) and received "415 Compensation" during the "look-back year" from the Employer greater than 50 percent of the limit in effect under Code Section 415(b)(1)(A) for any such Plan Year. The number of officers shall be limited to the lesser of (i) 50 employees; or (ii) the greater of 3 employees or 10 percent of all employees. For purposes of determining the number of officers, Employees described in Section 1.49 (a), (b), (c), and (d) shall be excluded, but such Employees shall still be considered for the purpose of identifying the particular Employees who are officers. If the Employer does not have at least one officer whose annual "415 Compensation" is in excess of 50 percent of the Code Section 415(b)(1)(A) limit, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

         (e) Employees who are in the group consisting of the 100 Employees paid the greatest "415 Compensation" during the "determination year" and are also described in (b), (c) or (d) above when these paragraphs are modified to substitute "determination year" for "look-back year".

         The "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). If the "lag period" is less than twelve months long, the dollar threshold amounts specified in (b), (c) and (d) above shall be prorated based upon the number of months in the "lag period".

         For purposes of this Section, the determination of "415 Compensation" shall be based only on "415 Compensation" which is actually paid and shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code
Section 403(b). Additionally, the dollar threshold amounts specified in (b) and
(c) above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the "determination year" or "look-back year" begins.

         In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and leased employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such leased employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed without regard to whether they performed services during the "determination year".

         1.26 "Highly Compensated Former Employees" means a former Employee who had a separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner". For purposes of this Section, "determination year", "415 Compensation" and "five percent owner" shall be determined in accordance with Section 1.25. Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this Section for determining who is a "Highly Compensated Former Employee" shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) is applicable.

         1.27 "Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the Plan.

         1.28 "Hour of Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period; (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period;
(3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages. These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

         Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

         For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

         An Hour of Service must be counted for the purpose of determining a Year of Service, a year of participation for purposes of accrued benefits, a 1-Year Break in Service, and employment commencement date (or reemployment commencement date). In addition, Hours of Service will be credited for employment with other Affiliated Employers. The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

         Notwithstanding the above, for Plan Years which began in 1987, Income during the "gap period" shall not be taken into account.

         1.29 "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

         1.30 "Key Employee" means an Employee as defined in Code Section 416(i) and the Regulations hereunder. Generally, any Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

         (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year.

         (b) one of the ten employees having annual "415 Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

         (c) a "five percent owner" of the Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code
Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers.

         (d) a "one percent owner" of the Employer having an annual "415 Compensation" from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

         For purposes of this Section, the determination of "415 Compensation" shall be based only on "415 Compensation" which is actually paid and shall be made without regard to Code Sections 125, 402(a)(8), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b).

         1.31 "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual Retirement Date after having reached his Normal Retirement Date.

         1.32 "Leased Employee" means any person (other than an

Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient if:

         (a) such employee is covered by a money purchase pension plan providing:

         (1) a non-integrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b);

         (2) immediate participation; and

         (3) full and immediate vesting.

         (b) Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

         1.33 "Non-Highly Compensated Participant" means any Participant who is neither a Highly Compensated Employee nor a Family Member.

         1.34 "Non-Key Employee" means any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

         1.35 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age (65th birthday). A Participant shall become fully Vested in his Account upon attaining his Normal Retirement Age.

         1.36 "1-Year Break in Service" means the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and 1-Year Breaks in Service shall be measured on the same computation period.

         "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

         A "maternity or paternity leave of absence" means, for Plan Years beginning after December 31, 1984, an absence for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

         1.37 "Other Investments Account" means the account of a Participant which is credited with his share of the net gain (or loss) of the Plan, Forfeitures and Employer contributions in other than Company Stock and which is debited with payments made to pay for Company Stock.

         1.38 "Participant" means any Eligible Employee who participates in the Plan as provided in Sections 3.2 and 3.3, and has not for any reason become ineligible to participate further in the Plan.

         1.39 "Participant' Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's contributions.

         1.40 "Plan" means this instrument, including all amendments thereto.

         1.41 "Plan Year" means the Plan's accounting year of twelve (12) months commending on January 1 of each year and ending the following December 31.

         1.42 "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

         1.43 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

         1.44 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date or Late Retirement Date (see Section 7.1).

         1.45 "Super Top Heavy Plan" means a plan described in Section 2.2(b).

         1.46 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

         1.47 "Top Heavy Plan" means a plan described in Section 2.2(a).

         1.48 "Top Heavy Plan Year" means a Plan Year commencing after December 31, 1983, during which the Plan is a Top Heavy Plan.

         1.49 "Top Paid Group" means the top 20 percent of Employees who performed services for the Employer during the applicable year, ranked according to the amount of "415 Compensation" (determined for this purpose in accordance with Section 1.25) received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. Additionally, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year, the following additional Employees shall also be excluded; however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

         (a) Employees with less than six (6) months of service;

         (b) Employees who normally work less than 17 1/2 hours per week;

         (c) Employees who normally work less than six (6) months during a year:

         (d) Employees who have not yet attained age 21.

         In addition, if 90 percent or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only

Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

         The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which Code Section 414(g) definition is applicable.

         1.50 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the federal Social Security Acts.

         1.51 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

         1.52 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

         1.53 "Unallocated Company Stock Suspense Account" means an account containing Company Stock acquired with the proceeds of an Exempt Loan and which has not been released from such account and allocated to the Participants' Company Stock Accounts.

         1.54 "Vested" means the nonforfeitable portion of any account maintained on behalf of a Participant.

         1.55 "Year of Service" means the computation period of twelve (12) consecutive months, herein set forth, during which an Employee has at least 1000 Hours of Service.

         For vesting purposes, the computation period shall be the Plan Year.

         For all other purposes, the computation period shall be the Plan Year.

         Years of Service with any Affiliated Employer shall be recognized.

                                   ARTICLE II
                          TOP HEAVY AND ADMINISTRATION

2.1 TOP HEAVY PLAN REQUIREMENTS

         For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to

Section 7.4 of the Plan and the special minimum allocation requirements of Code
Section 416(c) pursuant to Section 4.4 of the Plan.

         However, for Plan Years beginning prior to January 1, 1989, the Plan shall provide the special Compensation and "415 Compensation" limitations of Code Section 416 (d).

2.2 DETERMINATION OF TOP HEAVY STATUS

         (a) This Plan shall be a Top Heavy Plan for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

         If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, for Plan Years beginning after December 31, 1984, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

         (b) This Plan shall be a Super Top Heavy Plan for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

         (c) Aggregate Account: A Participant's Aggregate Account as of the Determination Date is the sum of:

         (1) his Participant's Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

         (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but due on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year;

         (3) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's
         Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph; and

         (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified deductible employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

         (5) With respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purpose of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983, as part of the Participant's Aggregate Account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance.

         (6) With respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

         (7) For the purposes of determining whether two employers are to be treated as the same employer in (5) and (6) above, all employers aggregated under Code Section 414(b), (c), (m) and (o) are treated as the same employer.

         (d) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

         (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

               In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

         (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Section 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

               In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

         (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

         (4) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

         (e) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

         (f) Present Value of accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee, shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

         (g) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

         (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

         (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

2.3 POWERS AND RESPONSIBILITIES OF THE EMPLOYER

         (a) The Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act.

         (b) The Employer shall establish a "funding policy and method", i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Administrator who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Administrator as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

         (c) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

         (d) The Employer will furnish Plan Fiduciaries and Participants with notices and information statements when voting rights must be exercised pursuant to Section 8.5.

2.4 DESIGNATION OF ADMINISTRATIVE AUTHORITY

         The Employer shall appoint one or more Administrators. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation of the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

         The Employer, upon the resignation or removal of an Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

2.5 ALLOCATION AND DELEGATION OF RESPONSIBILITIES

         If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrator file with the Trustee a written revocation of such designation.

2.6 POWERS AND DUTIES OF THE ADMINISTRATOR

         The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

         The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

         (a) to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

         (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

         (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

         (d) to maintain all necessary records for the administration of the Plan;

         (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

         (f) to determine the size and type of any Contract to be purchased from any insurer, and to designate the insurer from which such Contract shall be purchased;

         (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

         (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

         (i) to establish and communicate to Participants a procedure, which includes at least three (3) investment options pursuant to Regulations, for allowing each Participant to direct the Trustee as to the investment distribution of his Company Stock Account pursuant to Section 4.6;

         (j) to establish and communicate to Participants a procedure and method to insure that each Participant will vote Company Stock allocated to such Participant's Company Stock Account pursuant to Section 8.5;

         (k) to assist any Participant regarding his rights, benefits, or elections available under the Plan.

2.7 RECORDS AND REPORTS

         The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.8 APPOINTMENT OF ADVISERS

         The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, an Investment Manager, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

2.9 INFORMATION FROM EMPLOYER

         To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.10 PAYMENT OF EXPENSES

         All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Except as provided in Section 8.7, such payment shall be directed by the Administrator. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred. Any administration expense paid to the Trust Fund as a reimbursement shall not be considered an Employer contribution.

2.11 MAJORITY ACTIONS

         Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.5, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them of sign all papers on their behalf.

2.12 CLAIMS PROCEDURE

         Claims for benefits under the Plan may be filed with the Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.13 CLAIMS REVIEW PROCEDURE

         Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.12 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in Section 2.12. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE III
                                  ELIGIBILITY

3.1 CONDITIONS OF ELIGIBILITY

         Any Eligible Employee who has completed one (1) Year of Service shall be eligible to participate hereunder as of the date he has satisfied such requirements. However, any Employee who was a Participant in the Plan prior to the effective date of this amendment and restatement shall continue to participate in the Plan. The Employer shall give each prospective Eligible Employee written notice of his eligibility to participate in the Plan prior to the close of the Plan Year in which he first becomes an Eligible Employee.

3.2 APPLICATION FOR PARTICIPATION

         In order to become a Participant hereunder, each Eligible Employee shall make application to the Employer for participation in the Plan and agree to the terms hereof. Upon the acceptance of any benefits under this Plan, such Employee shall automatically be deemed to have made application and shall be bound by the terms and conditions of the Plan and all amendments hereto.

3.3 EFFECTIVE DATE OF PARTICIPATION

         An Eligible Employee shall become a Participant effective as of the earlier of the first day of the Plan Year or the first day of the seventh month of such Plan Year coinciding with or next following the date such Employee met the eligibility requirements of Section 3.1, provided said Employee was still employed as of such date (or if not employed on such date, as of the date of rehire if a 1-Year Break in Service has not occurred).

3.4 DETERMINATION OF ELIGIBILITY

         The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review per Section 2.13.

3.5 TERMINATION OF ELIGIBILITY

         (a) In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in his interest in the Plan for each Year of Service completed while an ineligible Employee, until such time as his Participant's Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

         (b) In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a 1-Year Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a 1-Year Break in Service, eligibility will be determined under the break in service rules of the Plan.

         (c) In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

3.6 OMISSION OF ELIGIBLE EMPLOYEE

         If, in any Plan Year, any Employee who should in included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him had be not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

3.7 INCLUSION OF INELIGIBLE EMPLOYEE

         If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture for the Plan Year in which the discovery is made.

3.8 ELECTION NOT TO PARTICIPATE

         An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30) days before the beginning of a Plan Year.

                                   ARTICLE IV
                          CONTRIBUTION AND ALLOCATION

4.1 FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

         (a) For each Plan Year, the Employer shall contribute to the Plan such amount as shall be determined by the Employer.

         (b) Notwithstanding the foregoing, however, the Employer's contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. All contributions by the Employer shall be made in cash, Company Stock or in such property as is acceptable to the Trustee.

         (c) Except, however, to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds the amount which is deductible under Code Section 404.

4.2 TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION

         Employer contributions will be paid in cash, Company Stock or other property as the Employer may from time to time determine. Company Stock and other property will be valued at their then fair market value. The Employer shall pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

4.3 ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

         (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date all amounts allocated to each such Participant as set forth herein.

         (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution to each Participant's Account in the same proportion that each such Participant's Compensation for the year bears to the total compensation of all Participants for such year.

               Except, however, a Participant who performs less than a Year of Service during any Plan Year shall not share in the Employer's contribution for that year.

         (c) The Company Stock Account for each Participant shall be credited as of each Anniversary Date with Forfeitures of Company Stock and his allocable share of Company Stock (including fractional shares) purchased and paid for by the Plan or contributed in kind by the Employer. Stock dividends on Company Stock held in his Company Stock Account shall be credited to his Company Stock Account when paid. Cash dividends on Company Stock held in his Company Stock Account shall, in the sole discretion of the Administrator, be credited to his Other Investments Account when paid or be used to repay an Exempt Loan provided that Company Stock released from the Unallocated Company Stock Suspense Account and allocated to his Company Stock Account pursuant to Section 4.3(f) has a fair market value not less than the amount of cash dividends which would have been allocated to such Participant's Other Investments Account for the year.

               Company Stock acquired by the Plan with the proceeds of an Exempt Loan shall only be allocated to each Participant's Company Stock Account upon release from the Unallocated Company Stock Suspense Account as provided in
Section 4.3(f) herein. Company Stock acquired with the proceeds of an Exempt Loan shall be an asset of the Trust Fund and maintained in the Unallocated Company Stock Suspense Account.

         (d) As of each Anniversary Date or other valuation date, before allocation of Employer contributions and Forfeitures, any earnings or losses (net appreciation or net depreciation) of the Trust Fund shall be allocated in the same proportion that each Participant's and Former Participant's nonsegregated accounts (other than each Participant's Company Stock Account) bear to the total of all Participants' and Former Participants' nonsegregated accounts (other than Participants' Company Stock Accounts) as of such date. Cash dividends on Company Stock allocated to each Participant's or Former Participant's nonsegregated accounts after the first month of the Plan Year shall not share in any earnings or losses of the Trust Fund for such year. However, the Administrator may direct that cash dividends on Company Stock allocated to each Participant's or Former Participant's Company Stock Account made after a valuation date be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustee until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, or such cash dividends be distributed pursuant to Section 7.5(e). Earnings or losses include the increase (or decrease) in the fair market value of assets of the Trust Fund (other than Company Stock in the Participants' Company Stock Accounts) since the preceding Anniversary Date.

               Earnings or losses do not include the interest paid under any installment contract for the purchase of Company Stock by the Trust Fund or on any loan used by the Trust Fund to purchase Company Stock, nor does it include income received by the Trust Fund with respect to Company Stock acquired with the proceeds of an Exempt Loan to the extent such income is used to repay the loan; all income received by the Trust Fund from Company Stock acquired with the proceeds of an Exempt Loan may, at the discretion of the Administrator, be used to repay such loan.

               Participants' transfers from other qualified plans and voluntary contributions deposited in the general Trust Fund after a valuation date shall not share in any earnings and losses (net appreciation or net depreciation) of the Trust Fund for such period. Each segregated account maintained on behalf of a Participant shall be credited or charged with its separate earnings and losses.

         (e) Participants' accounts shall be debited for any insurance or annuity premiums paid, if any, and credited with any dividends received on insurance contracts.

         (f) All Company Stock acquired by the Plan with the proceeds of an Exempt Loan must be added to and maintained in the Unallocated Company Stock Suspense Account. Such Company Stock shall be released and withdrawn from that account as if all Company Stock in that account were encumbered. For each Plan Year during the duration of the loan, the number of shares of Company Stock released shall equal the number of encumbered shares held immediately before release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal paid for the Plan Year and the denominator of which is the sum of the numerator plus the principal to be paid for all future Plan Years. As of each Anniversary Date, the Plan must consistently allocate to each Participant's Account, in the same manner as Employer discretionary contributions pursuant to Section 4.1(a) are allocated, non-monetary units (shares and fractional shares of Company Stock) representing each Participant's interest in Company Stock withdrawn from the Unallocated Company Stock Suspense Account. However, Company Stock released from the Unallocated

Company Stock Suspense Account with cash dividends pursuant to Section 4.3(c) shall be allocated to each Participant's account in the same proportion that each such Participant's number of shares of Company Stock sharing in such cash dividends bears to the total number of shares of all Participants' Company Stock sharing in such cash dividends. Income earned with respect to Company Stock in the Unallocated Company Stock Suspense Account shall be used, at the discretion of the Administrator, to repay the Exempt Loan used to purchase such Company Stock. Any income which is not so used must be allocated as income of the Plan.

         (g) As of each Anniversary Date any amounts which became Forfeitures since the last Anniversary Date shall first be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 7.4(g). The remaining Forfeitures, if any, shall be allocated among the Participants' Accounts in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all Participants for the year.

               Provided, however, that in the event the allocation of Forfeitures provided herein shall cause the "annual addition" (as defined in Section 4.4) to any Participant's Account to exceed the amount allowable by the Code, the excess shall be reallocated in accordance with Section 4.5.

               Except, however, Participants who perform less than a Year of Service during any Plan Year shall not share in Plan Forfeitures for that year, unless required pursuant to Section 4.3(j) below.

         (h) Minimum Allocations Required for Top Heavy Plan Years:
Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's "415 Compensation" (reduced by contributions and forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this plan in a Required Aggregation Group). However, if (i) the sum of the Employer's contributions and Forfeitures allocated to the Participant's Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's "415 Compensation" and (ii) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Account of any Key Employee.

               However, no such minimum allocation shall be required in this Plan for any Non-Key Employee who participates in another defined contribution plan subject to Code Section 412 providing such benefits included with this Plan in a Required Aggregation Group.

         (i) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contributions and Forfeitures allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee.

         (j) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (1) failed to complete a Year of Service; (2) declined to make mandatory contributions (if required) to the Plan; and (3) been excluded from participation because of their level of Compensation.

         (k) For the purposes of this Section, "415 Compensation" shall be limited to $200,000 (unless adjusted in such manner as permitted under Code
Section 415(d)). However, for Plan Years beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.

         (l) Notwithstanding anything herein to the contrary, Participants terminating for reasons of death shall share in the allocations of contributions and Forfeitures provided for in this Section if they completed a Year of Service during the Plan Year.

         (m) Notwithstanding anything herein to the contrary, Participants terminating for reasons of Total and Permanent Disability shall share in the allocations of contributions and Forfeitures provided for in this Section if they completed a Year of Service during the Plan Year.

         (n) Notwithstanding anything herein to the contrary, Participants terminating for reasons of retirement shall share in the allocations of contributions and Forfeitures provided for in this Section if they completed a Year of Service during the Plan Year.

         (o) If a Former Participant is reemployed after five (5) consecutive 1-Year Breaks in Service, then separate accounts shall be maintained as follows:

         (1) one account for nonforfeitable benefits attributable to pre-break service; and

         (2) one account representing his status in the Plan attributable to post-break service.

4.4 MAXIMUM ANNUAL ADDITIONS

         (a) Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's accounts for any "limitation year" shall equal the lessor of: (1) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code Section 415(b)(1)(A)) or (2) twenty-five percent (25%) of the Participant's "415 Compensation" for such "limitation year."

         (b) For purposes of applying the limitations of Code Section 415, "annual additions" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer contributions, (2) Employee Contributions for "limitation years" beginning after December 31, 1986, (3) Forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(1)(2) which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. Except, however, the "415 Compensation" percentage limitation referred to in paragraph (a)(2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "annual addition," or
(2) any amount otherwise treated as an "annual addition" under Code Section 415(1)(1).

         (c) For purposes of applying the limitations of Code Section 415, the following are not "annual additions:' (1) the transfer of funds from one qualified plan to another and (2) provided no more than one-third of the Employer contributions for the year are allocated to Highly Compensated Participants, Forfeitures of Company Stock purchased with the proceeds of an Exempt Loan and Employer contributions applied to the payment of interest on an Exempt Loan. In addition, the following are not Employee contributions for the purposes of Section 4.4(b)(2): (1) rollover contributions (as defined in Code Sections 402(a)(5), 403(a)(4), 403(b)(8) and 408(d)(3)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6).

         (d) For purposes of applying the limitations of Code Section 415, "415 Compensation" shall include the Participant's wages, salaries, fees for professional service and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances, and in the case of a Participant who is an Employee within the meaning of Code Section 401(c)(1) and the regulations thereunder, the Participant's earned income (as described in Code Section 401(c)(2) and the regulations thereunder) paid during the "limitation year." However, for "limitation years" beginning after December 31, 1991, accrued "415 Compensation" (subject to de minimis accrued "415 Compensation" pursuant to Regulation 1.415-2(d)(4)(ii)) shall not be used.

               "415 Compensation" shall exclude (1)(A) contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to the Plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed, (B) contributions made by the Employer to a plan of deferred compensation to the extent that all or a portion of such contributions are recharacterized as a voluntary Employee contribution, (C) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are excludable from the Employee's gross income, (D) any distributions from a plan of deferred compensation regardless of whether such amounts are includable in the gross income of the Employee when distributed except any amounts received by an Employee pursuant to an unfunded non-qualified plan to the extent such amounts are includable in the gross income of the Employee; (2) amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (4) other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee). For the purposes of this Section, the determination of "415 Compensation" shall be made by not including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code
Section 403(b).

         (e) For purposes of applying the limitations of Code Section

415, the "limitation year" shall be the Plan Year.

         (f) The dollar limitation under Code Section 415(b)(1)(A) stated in paragraph (a)(1) above shall be adjusted annually as provided in Code Section 415(d) pursuant to the Regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to "limitation years" ending with or within that calendar year.

         (g) For the purpose of this Section, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

         (h) For the purpose of this Section, if the Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 414(b) and (c) as modified by Code Section 415(h)), is a member of an affiliated service group (as defined by Code Section 414(m)), or is a member of a group of entities required to be aggregated pursuant to Regulations under Code Section 414(0), all Employees of such Employers shall be considered to be employed by a single Employer.

         (i) For the purpose of this Section, if this Plan is a Code Section 413(c) plan, all Employers of a Participant who maintain this Plan will be considered to be a single Employer.

         (j)(1) If a Participant participates in more than one defined contribution plan maintained by the Employer which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year."

         (2) If a Participant participates in both a defined contribution plan subject to Code Section 412 and a defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, "annual additions" will be credited to the Participant's accounts under the defined contribution plan subject to Code Section 412 prior to crediting "annual additions" to the Participant's accounts under the defined contribution plan not subject to Code Section 412.

         (3) If a Participant participates in more than one defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of (A) the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited under subparagraphs (1) or (2) above, multiplied by (B) a fraction (i) the numerator of which is the "annual additions" which would be credited to such Participant's accounts under this Plan without regard to the limitations of Code Section 415 and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph.

         (k) If an Employee is (or has been) a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any "limitation year" may not exceed 1.0.

         (l) The defined benefit plan fraction for any "limitation year" is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the "limitation year" under Code Sections 415(b) and (d) or 140 percent of the highest average compensation, including any adjustments under Code Section 415(b).

         Notwithstanding the above, if the Participant was a Participant as of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last "limitation year" beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all "limitation years" beginning before January, 1987.

         (m) The defined contribution plan fraction for any "limitation year" is a fraction, the numerator of which is the sum of the annual additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior "limitation years" (including the annual additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(1)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior "limitation years" of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any "limitation year" is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the Participant's Compensation for such year.

         If the Employee was a Participant as of the end of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last "limitation year" beginning before January 2, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Code Section 415 limitation applicable to the first "limitation year" beginning on or after January 1, 1987. The annual addition for any "limitation year" beginning before January 1, 1987 shall not be recompute to treat all Employee contributions as annual additions.

         (n) Notwithstanding the foregoing, for any "limitation year" in which the Plan is a Top Heavy Plan, 100% shall be substituted for 125% in Sections 4.9(l) and 4.9(m) unless the extra minimum allocation is being provided pursuant to Section 4.4. However, for any "limitation year" in which the Plan is a Super Top Heavy Plan, 100% shall be substituted for 125% in any event.

         (o) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

4.5 ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

         (a) If, as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the Administrator shall (1) return any voluntary Employee contributions credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Participant's accounts (2) hold any "excess amount" remaining after the return of any voluntary Employee contributions in a "Section 415 suspense account" (3) allocate and reallocate the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to all Participants in the Plan before any Employer or Employee contributions which would constitute "annual additions" are made to the Plan for such "limitation year" (4) reduce Employer contributions to the Plan for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year."

         (b) For purposes of this Article, "excess amount" for any Participant for a "limitation year" shall mean the excess, if any, of (1) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 4.4.

         (c) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the "limitation year". The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

         (d) The Plan may not distribute "excess amounts," other than voluntary Employee contributions, to Participants or Former Participants.

4.6 DIRECTED INVESTMENT ACCOUNT

         (a) Each "Qualified Participant" for Plan Years beginning after December 31, 1986, may elect within ninety (90) days after the close of each Plan Year during the "Qualified Election Period" to direct the Administrator in writing as to the investment of 25 percent of the total number of shares of Company Stock acquired by or contributed to the Plan after December 31, 1986, that have ever been allocated to such "Qualified Participant's" Company Stock Account (reduced by the number of shares of Company Stock previously invested pursuant to a prior election). In the case of the election year in which the Participant can make his last election, the preceding sentence shall be applied by substituting "50 percent" for "25 percent." In order to direct such investment, each Qualified Participant shall have the right to elect, in writing on a form provided for by the Administrator, to have such 25 percent of his account invested among the same investment options provided in the directed investment accounts in the Sepco Industries, Inc. 401(k) Profit Sharing Plan. If the "Qualified Participant" elects to direct the Administrator as provided herein, such direction shall be effective no later than 180 days after the close of the Plan Year to which such direction applies.

               Notwithstanding the above, if the fair market value (determined pursuant to Section 6.1 at the Plan valuation date immediately preceding the first day on which a "Qualified Participant" is eligible to make an election) of Company Stock acquired by or contributed to the Plan after December 31, 1986 and allocated to a "Qualified Participant's" Company Stock Account is $500 or less, then such Company Stock shall not be subject to this paragraph. For purposes of determining whether the fair market value exceeds $500, Company Stock held in accounts of all employee stock ownership plans (as defined in Code Section 4975(e)(7)) and tax credit employee stock ownership plans (as defined in Code
Section 409(a)) maintained by the Employer or any Affiliated Employer shall be considered as held by the Plan.

         (b) For the purposes of this Section the following definitions shall apply:

         (1) "Qualified Participant" means any Participant or Former Participant who has completed ten (10) Plan Years of Service as a Participant and has attained age 55.

         (2) "Qualified Election Period" means the five (5) Plan Year period beginning with the Plan Year after the Plan Year in which the Participant attains age 55 (or, if later, beginning with the Plan Year after the later of the first Plan Year in which the Participant first became a "Qualified Participant", or December 31, 1986).

         (c) A separate Directed Investment Account shall be established for each Participant who has directed an investment. Transfers between the Participant's regular account and his Directed Investment Account shall be charged and credited as the case may be to each account. The Directed Investment Account shall not share in Trust Fund earnings, but it shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in market value during each Plan Year attributable to such account.

                                   ARTICLE V
                         FUNDING AND INVESTMENT POLICY

5.1 INVESTMENT POLICY

         (a) The Plan is designed to invest primarily in Company Stock.

         (b) With due regard to subparagraph (a) above, the Administrator may also direct the Trustee to invest funds under the Plan in other property described in the Trust or in life insurance policies to the extent permitted by subparagraph (c) below, in a common, pooled or collective trust fund for qualified employee benefit plans which the Trustee may now have or in the future may adopt, or the Trustee may be directed to hold such funds in cash or cash equivalents.

         (c) With due regard to subparagraph (a) above, the Administrator may also direct the Trustee to invest funds under the Plan in insurance policies on the life of any "keyman" Employee. The proceeds of a "keyman" insurance policy may not be used for the repayment of any indebtedness owed by the Plan which is secured by Company Stock. In the event any "keyman" insurance is purchased by the Trustee, the premiums paid thereon during any Plan Year, net of any policy dividends and increases in cash surrender values, shall be treated as the cost of Plan investment and any death benefit or cash surrender value received shall be treated as proceeds from an investment of the Plan.

         (d) The Plan may not obligate itself to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

         (e) The Plan may not obligate itself to acquire Company Stock under a put option binding upon the Plan. However, at the time a put option is exercised, the Plan may be given an option to assume the rights and obligations of the Employer under a put option binding upon the Employer.

         (f) All purchases of Company Stock shall be made at a price which, in the judgment of the Administrator, does not exceed the fair market value thereof. All sales of Company Stock shall be made at a price which, in the judgment of the Administrator, is not less than the fair market value thereof. The valuation rules set forth in Article VI shall be applicable.

5.2 APPLICATION OF CASH

         Employer contributions in cash and other cash received by the Trust Fund shall first be applied to pay any Current Obligations of the Trust Fund.

5.3 TRANSACTIONS INVOLVING COMPANY STOCK

         (a) No portion of the Trust Fund attributable to (or allocable in lieu of) Company Stock acquired by the Plan after October 22, 1986, in a sale to which Code Section 1042 applies may accrue or be allocated directly or indirectly under any plan maintained by the Employer meeting the requirements of Code Section 401(a):

         (1) during the "Nonallocation Period," for the benefit of

              (i) any taxpayer who makes an election under Code Section 1042(a) with respect to Company Stock,

              (ii) any individual who is related to the taxpayer (within the meaning of Code Section 267(b)), or

         (2) for the benefit of any other person who owns (after application of Code Section 318(a) applied without regard to the employee trust exception in Code Section 318(a}(2)(B)(i)) more than 25 percent of

              (i) any class of outstanding stock of the Employer or Affiliated Employer which issued such Company Stock, or

              (ii) the total value of any class of outstanding stock of the Employer or Affiliated Employer.

         (b) Except, however, subparagraph (a)(1)(ii) above shall not apply to lineal descendants of the taxpayer, provided that the aggregate amount allocated to the benefit of all such lineal descendants during the "Nonallocation Period" does not exceed more than five (5) percent of the Company Stock (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Code Section 267(c)(4)) in a transaction to which Code
Section 1042 is applied.

         (c) A person shall be treated as failing to meet the stock ownership limitation under paragraph (a)(2) above if such person fails such limitation:

         (1) at any time during the one (1) year period ending on the date of sale of Company Stock to the Plan, or

         (2) on the date as of which Company Stock is allocated to Participants in the Plan.

         (d) For purposes of this Section, "Nonallocation Period" for Plan Years beginning after December 31, 1986, means the period beginning on the date of the sale of the Company Stock and ending on the later of:

         (1) the date which is ten (10) years after the date of sale, or

         (2) the date of the Plan allocation attributable to the final payment of the Exempt Loan incurred in connection with such sale.

5.4 LOANS TO THE TRUST

         (a) The Plan may borrow money for any lawful purpose, provided the proceeds of an Exempt Loan are used within a reasonable time after receipt only for any or all of the following purposes:

         (1) To acquire Company Stock.

         (2) To repay such loan.

         (3) To repay a prior Exempt Loan.

         (b) All loans to the Trust which are made or guaranteed by a disqualified person must satisfy all requirements applicable to Exempt Loans including but not limited to the following:

         (1) The loan must be at a reasonable rate of interest;

         (2) The amount of interest paid shall not exceed the amount of each payment which would be treated as interest under standard loan amortization tables;

         (3) Any collateral pledged to the creditor by the Plan shall consist only of the Company Stock purchased with the borrowed funds;

         (4) Under the terms of the loan, any pledge of Company Stock shall provide for the release of shares so pledged on a pro-rata basis pursuant to Section 4.3(f);

         (5) Under the terms of the loan, the creditor shall have no recourse against the Plan except with respect to such collateral, earnings attributable to such collateral, Employer contributions (other than contributions of Company Stock) that are made to meet Current Obligations and earnings attributable to such contributions;

         (6) The loan must be for a specific term and may not be payable at the demand of any person, except in the case of default;

         (7) The term of the loan (including the sum of the expired duration of the loan, any renewal period, any extension period, and the duration of any new loan) shall not exceed ten (10) years.

         (8) The loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years;

         (9) In the event of default upon an Exempt Loan, the value of the Trust Fund transferred in satisfaction of the Exempt Loan shall not exceed the amount of default. If the lender is a disqualified person, an Exempt Loan shall provide for a transfer of Trust Funds upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Exempt Loan;

         (10) Exempt Loan payments during a Plan Year must not exceed an amount equal to: (A) the sum, over all Plan Years, of all contributions and cash dividends paid by the Employer to the Plan with respect to such Exempt Loan and earnings on such Employer contributions and cash dividends, less (B) the sum of the Exempt Loan payments in all preceding Plan Years. A separate accounting shall be maintained for such Employer contributions, cash dividends and earnings until the Exempt Loan is repaid.

         (c) For purposes of this Section, the term "disqualified person" means a person who is a Fiduciary, a person providing services to the Plan, an Employer any of whose Employees are covered by the Plan, an employee organization any of whose members are covered by the Plan, an owner, direct or indirect, of 50% or more of the total combined voting power of all classes of voting stock or of the total value of all classes of the stock, or an officer, director, 10% or more shareholder, or a highly compensated Employee.

                                   ARTICLE VI
                                   VALUATIONS

6.1 VALUATION OF THE TRUST FUND

         The Administrator shall direct the Trustee, as of each Anniversary Date, and as of such other date or dates agreed to by the Administrator and Trustee, herein called "valuation date", to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date" prior to taking into consideration any contribution to be allocated for that Plan Year. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

6.2 METHOD OF VALUATION

         Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the case of a transaction between a Plan and a disqualified person, value must be determined as of the date of the transaction. For all other Plan purposes, value must be determined as of the most recent "valuation date" under the Plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction between the Plan and a disqualified person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value. Company Stock not readily tradeable on an established securities market shall be valued by an independent appraiser meeting requirements similar to the requirements of the Regulations prescribed under Code Section 170(a)(1).

                                  ARTICLE VII

                   DETERMINATION AND DISTRIBUTION OF BENEFITS

7.1 DETERMINATION OF BENEFITS UPON RETIREMENT

         Every Participant may terminate his employment with the Employer and retire for the purposes hereof on his Normal Retirement Date. Upon such Normal Retirement Date, all amounts credited to such Participant's Account shall become distributable. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.3, shall continue until his Late Retirement Date. Upon a Participant's Retirement Date, or as soon thereafter as is practicable, the Trustee shall distribute all amounts credited to such Participant's Account in accordance with Sections 7.5 and 7.6.

7.2 DETERMINATION OF BENEFITS UPON DEATH

         (a) Upon the death of a Participant before his Retirement Date or other termination of his employment, all amounts credited to such Participant's Account shall become fully Vested. The Administrator shall direct the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, to distribute the value of the deceased Participant's accounts to the Participant's Beneficiary.

         (b) Upon the death of a Former Participant, the Administrator shall direct the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, to distribute any remaining amounts credited to the accounts of a deceased Former Participant to such Former Participant's Beneficiary.

         (c) The Administrator may require such proper proof of death, and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

         (d) The Beneficiary of the death benefit payable pursuant to this Section shall be the Participant's spouse. Except, however, the Participant may designate a Beneficiary other than his spouse if:

         (1) the spouse has waived the right to be the Participant's Beneficiary, or

         (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise), or

         (3) the Participant has no spouse, or

         (4) the spouse cannot be located.

         In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

         (e) Any consent by the Participant's spouse to waive any rights to the death benefit must be in writing, must acknowledge the effect of such waiver, and be witnessed by a Plan representative or a notary public. Further, the spouse's consent must be irrevocable and must acknowledge the specific nonspouse Beneficiary.

7.3 DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

         In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment, all amounts credited to such Participant's Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, shall distribute to such Participant all amounts credited to such Participant's Account as though he had retired.

7.4 DETERMINATION OF BENEFITS UPON TERMINATION

         (a) On or before the Anniversary Date coinciding with or subsequent to the termination of a Participant's employment for any reason other than death, Total and Permanent Disability or retirement, the Administrator may direct the Trustee to segregate the amount of the Vested portion of such Terminated Participant's Account and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common or collective trust fund or a bank or a deferred annuity. In the event the Vested portion of a Participant's Account is not segregated, the amount shall remain in a separate account for the Terminated Participant and share in allocations pursuant to Section 4.3 until such time as a distribution is made to the Terminated Participant. The amount of the terminated Participant's Account which is not Vested may be credited to a separate account (which will always share in gains and losses of the Trust) and at such time as the amount becomes a Forfeiture shall be applied pursuant to Section 4.3.

         If a portion of a Participant's Account is forfeited, Company Stock allocated to the Participant's Company Stock Account must be forfeited only after the Participant's Other Investments Account has been depleted. If the interest in more than one class of Company Stock has been allocated to a Participant's Account, the Participant must be treated as forfeiting the same proportion of each such class.

         In the event that the amount of the Vested portion of the Terminated Participant's Account equals or exceeds the fair market value of any insurance Contracts, the Trustee, when so directed by the Administrator and agreed to by the Terminated Participant, shall assign, transfer, and set over to such Terminated Participant all Contracts on his life in such form or with such endorsements so that the settlement options and forms of payment are consistent with the provisions of Section 7.5. In the event that the Terminated Participant's Vested portion does not at least equal the fair market value of the Contracts, if any, the Terminated Participant may pay over to the Trustee the sum needed to make the distribution equal to the value of the Contracts being assigned or transferred, or the Trustee, pursuant to the Participant's election, may borrow the cash surrender value of the Contracts from the insurer so that the value of the Contracts is equal to the vested portion of the Terminated Participant's Account and then assign the Contracts to the Terminated Participant.

         Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, or Normal Retirement). However, at the election of the Participant, the Administrator shall direct the Trustee to distribute the entire Vested portion of the Terminated Participant's Account to such Terminated Participant as soon as administratively feasible following termination of employment. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

         If the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed and has never exceeded $3,500 at the time of any prior distribution, the Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum.

         Notwithstanding the above, unless the Terminated Participant otherwise elects in writing a later distribution date, distribution of Company Stock shall commence not later than one (1) year after the close of the Plan Year which is the fifth Plan Year following the Plan Year in which the Participant otherwise separates from service. However, if such Terminated Participant is reemployed by the Employer before distribution is required to be made under this paragraph, such distribution shall be postponed. Distribution to a Participant shall not include any Company Stock acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which such loan is repaid in full.

         For purposes of this Section 7.4, if the value of a Terminated Participant's Vested benefit is zero, the Terminated Participant shall be deemed to have received a distribution of such Vested benefit.

         (b) The Vested portion of any Participant's Account shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                          Vesting Schedule
                  Years of Service       Percentage
                         3                   20%
                         4                   40%
                         5                   60%
                         6                   80%
                         7                  100%

         (c) Notwithstanding the vesting schedule provided for in paragraph (b) above, for any Top Heavy Plan Year, the Vested portion of the Participant's Account of any Participant who has an Hour of Service after the Plan becomes top heavy shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                           Vesting Schedule
                  Years of Service       Percentage
                         2                   20%
                         3                   40%
                         4                   60%
                         5                   80%
                         6                  100%

         If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Administrator shall revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan.

         (d) Notwithstanding the vesting schedule above, the Vested percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement.

         (e) Notwithstanding the vesting schedule above, upon the complete discontinuance of the Employer's contributions to the Plan or upon any full or partial termination of the Plan, all amounts credited to the account of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

         (f) The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article. In the event that the Plan is amended to change or modify any vesting schedule, a Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. Notwithstanding the foregoing, for Plan Years beginning before January 1, 1989, or with respect to Employees who fail to complete at least one
(1) Hour of Service in a Plan Year beginning after December 31, 1988, five (5) shall be substituted for three (3) in the preceding sentence. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

         (1) the adoption date of the amendment,

         (2) the effective date of the amendment, or

         (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

         (g)(1) If any Former Participant shall be reemployed by the Employer before a 1-Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

         (2) If any Former Participant shall be reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Former Participant had received a distribution of his entire Vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of 5 consecutive 1-Year Break in Service commencing after the distribution. If a distribution occurs for any reason other than a separation from service, the time for repayment may not end earlier than five (5) years after the date of separation. In the event the Former Participant does repay the full amount distributed to him, the undistributed portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Anniversary Date or other valuation date preceding his termination.

         (3) If any Former Participant is reemployed after a 1-Year Break in Service has occurred, Years of Service shall include Years of Service prior to his 1-Year Break in Service subject to the following rules:

              (i) If a Former Participant has a 1-Year Break in Service, his pre-break and post-break service shall be used for computing Years of Service for eligibility and for vesting purposes only after he has been employed for one (1) Year of Service following the date of his reemployment with the Employer;

              (ii) Any Former Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions shall lose credits otherwise allowable under (i) above if his consecutive 1-Year Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of his pre-break Years of Service.

              (iii) After five (5) consecutive 1-Year Breaks in Service, a Former Participant's Vested Account balance attributable to pre-break service shall not be increased as a result of post-break service;

              (iv) If a Former Participant who has not had his Years of Service before a 1-Year Break in Service disregarded pursuant to (ii) above completes one (1) Year of Service for eligibility purposes following his reemployment with the Employer, he shall participate in the Plan retroactively from his date of reemployment;

              (v) If a Former Participant who has not had his Years of Service before a 1-Year Break in Service disregarded pursuant to (ii) above completes a Year of Service (a 1-Year Break in Service previously occurred, but employment had not terminated), he shall participate in the Plan retroactively from the first day of the Plan Year during which he completes one (1) Year of Service.

7.5 DISTRIBUTION OF BENEFITS

         (a) The Administrator, in his sole discretion if the amount to be distributed has been held by the ESOP for the five year period prior to the Administrator's discretion (or if the amount to be distributed has been held in an ESOP throughout the entire period of its existence), otherwise, pursuant to the election of the Participant (or if no election has been made prior to the Participant's death, by his Beneficiary), shall direct the Trustee to distribute to a Participant or his Beneficiary any amount to which he is entitled under the Plan in one or more of the following methods:

         (1) One lump sum payment;

         (2) Payments over a period certain in monthly, quarterly, semiannual, or annual installments. The period over which such payment is to be made shall not extend beyond the earlier of the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary) or the limited distribution period provided for in section 7.5(c).

         (c) Unless the Participant elects in writing a longer distribution period, distribution to a Participant or his Beneficiary of Company Stock shall be in substantially equal monthly, quarterly, semiannual, or annual installments over a period not longer than five (5) years. In the case of a Participant with an account balance in the Plan in excess of $500,000, the five
(5) year period shall be extended one (1) additional year (but not more than five (5) additional years) for each $100,000 or fraction thereof by which such balance exceeds $500,000. The dollar limits shall be adjusted at the same time and in the same manner as provided in Code Section 415(d).

         (d) Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded, $3,500 shall require such Participant's consent if such distribution commences prior to the later of his Normal Retirement Age or age
62. With regard to this required consent:

         (1) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 7.5(g).

         (2) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the first day on which all events have occurred which entitled the Participant to such benefit.

         (3) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit.

         (4) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

         (e) Notwithstanding anything herein to the contrary, cash dividends on shares of Company Stock allocable to Participants' Company Stock Accounts may be paid pursuant to Section 4.3(d) to Participants or their Beneficiaries within 90 days after the close of the Plan Year in which the dividend is paid.

         (f) Any part of a Participant's benefit which is retained in the Plan after the Anniversary Date on which his participation ends will continue to be treated as a Company Stock Account or as an Other Investments Account (subject to Section 7.4(a) as provided in Article IV. However, neither account will be credited with any further Employer contributions or Forfeitures.

         (g) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits made on or after January 1, 1985, shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401(a)(9)(2), the provisions of which are incorporated herein by reference):

         (1) A Participant's benefits shall be distributed to him not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Alternatively, distributions to a participant must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over a period certain measured by the life expectancy of the Participant (or the life expectancies of the Participant and his designated Beneficiary) in accordance with Regulations. Notwithstanding the foregoing, clause
         (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year.

         (2) Distributions to a Participant and his Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.

         Additionally, for calendar years beginning before 1989, distributions may also be made under an alternative method which provides that the then present value of the payments to be made over the period of the Participant's life expectancy exceeds fifty percent (50%) of the then present value of the total payments to be made to the Participant and his Beneficiaries.

         (h) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant made on or after January 1, 1985 shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder. If it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to
Section 7.5 as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to Regulations, then his death benefit shall be distributed to his Beneficiaries by December 31st of the calendar year in which the fifth anniversary of his date of death occurs.

         However, the 5-year distribution requirement of the preceding paragraph shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion may, at the election of the Participant (or the Participant's designated Beneficiary), be distributed over a period not extending beyond the life of such designated Beneficiary provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died. However, in the event the Participant's spouse (determined as of the date of the Participant's death) is his Beneficiary, the requirement that distributions commence within one year of a Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or {2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

         (i) For purposes of Section 7.5(h), the election by a designated Beneficiary to be excepted from the 5-year distribution requirement must be made no later than December 31st of the calendar year following the calendar year of the Participant's death. Except, however, with respect to a designated Beneficiary who is the Participant's surviving spouse, the election must be made by the earlier of (1) December 31st of the calendar year immediately following the calendar year in which the Participant died or, if later, the calendar year in which the Participant would have attained age 70 1/2; or (2) December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death. An election by a designated Beneficiary must be in writing and shall be irrevocable as of the last day of the election period stated herein. In the absence of an election by the Participant or a designated Beneficiary, the 5-year distribution requirement shall apply.

         (j) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse may, at the election of the Participant or the Participant's spouse, be redetermined in accordance with Regulations. The election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

         (k) Except as limited by sections 7.5 and 7.6, whenever the Trustee is to make a distribution or to commence a series of payments on or as of an Anniversary Date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable after the Anniversary Date. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

         (1) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein;

         (2) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

         (3) the date the Participant terminates his service with the Employer.

         (l) The restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his retirement benefit paid in an alternative method acceptable under Code section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982. Any such written designation made by a Participant shall be binding upon the Plan Administrator notwithstanding any contrary provision of Section 7.5.

         (m) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his death benefits pain in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

7.6 HOW PLAN BENEFIT WILL BE DISTRIBUTED

         (a) Distribution of a Participant's benefit may be made in cash or Company Stock or both, provided, however, that if a Participant or Beneficiary so demands, such benefit (other than Company Stock reinvested pursuant to Section 4.6(a)) shall be distributed only in the form of Company Stock. Prior to making a distribution of benefits, the Administrator shall advise the Participant or his Beneficiary, in writing, of the right to demand that benefits be distributed solely in Company Stock.

         (b) If a Participant or Beneficiary demands that benefits be distributed solely in Company Stock, distribution of a Participant's benefit will be made entirely in whole shares or other units of Company Stock. Any balance in a Participant's Other Investments Account will be applied to acquire for distribution the maximum number of whole shares or other units of Company Stock at the then fair market value. Any fractional unit value unexpended will be distributed in cash. If Company Stock is not available for purchase by the Trustee, then the Trustee shall hold such balance until Company Stock is acquired and then make such distribution, subject to Sections 7.5(k) and 7.5(g).

         (c) The Trustee will make distribution from the Trust only on instructions from the Administrator.

         (d) Notwithstanding anything contained herein to the contrary, if the Employer's charter or by-laws restrict ownership of substantially all shares of Company Stock to Employees and the Trust Fund, as described in Code section 409(h)(2), the Administrator shall distribute a Participant's Account entirely in cash without granting the Participant the right to demand distribution in shares of Company Stock.

         (e) Except as otherwise provided herein, Company Stock distributed by the Trustee may be restricted as to sale or transfer by the by-laws or articles of incorporation of the Employer, provided restrictions are applicable to all Company Stock of the same class. If a Participant is required to offer the sale of his Company Stock to the Employer before offering to sell his Company Stock to a third party, in no event may the Employer pay a price less than that offered to the distributee by another potential buyer making a bona fide offer and in no event shall the Trustee pay a price less than the fair market value of the Company Stock.

         (f) If Company Stock acquired with the proceeds of an Exempt Loan (described in Section 5.4 hereof) is available for distribution and consists or more than one class, a Participant or his Beneficiary must receive substantially the same proportion of each such class.

7.7 DISTRIBUTION FOR MINOR BENEFICIARY

         In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

7.8 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

         In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or his Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

7.9 RIGHT OF FIRST REFUSALS

         (a) If any Participant, his Beneficiary or any other person to whom shares of Company Stock are distributed from the Plan (the "Selling Participant") shall, at any time, desire to sell some or all of such shares (the "Offered Shares") to a third party (the "Third Party"), the Selling Participant shall give written notice of such desire to the Employer and the Administrator, which notice shall contain the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the Selling Participant-and Third Party. Both the Trust Fund and the Employer shall each have the right of first refusal for a period of fourteen (14) days from the date the Selling Participant gives such written notice to the Employer and the Administrator (such fourteen (14) day period to run concurrently against the Trust Fund and the Employer) to acquire the Offered Shares. As between the Trust Fund and the Employer, the Trust Fund shall have priority to acquire the shares pursuant to the right of first refusal. The selling price and terms shall be the same as offered by the Third Party.

         (b) If the Trust Fund and the Employer do not exercise their right of first refusal within the required fourteen (14) day period provided above, the Selling Participant shall have the right, at any time following the expiration of such fourteen (14) day period, to dispose of the Offered Shares to the Third Party; provided, however, that (i) no disposition shall be made to the Third Party on terms more favorable to the Third Party than those set forth in the written notice delivered by the Selling Participant above, and (ii) if such disposition shall not be made to a third party on the terms offered to the Employer and the Trust Fund, the offered Shares shall again be subject to the right of first refusal set forth above.

         (c) The closing pursuant to the exercise of the right of first refusal under Section 7.9(a) above shall take place at such place agreed upon between the Administrator and the Selling Participant, but not later than ten (10) days after the Employer or the Trust Fund shall have notified the Selling Participant of the exercise of the right of first refusal. At such closing, the Selling Participant shall deliver certificates representing the Offered Shares duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Employer or the Trust Fund shall deliver the purchase price, or an appropriate portion thereof, to the Selling Participant.

         (d) Except as provided in this paragraph (d), no Company Stock acquired with the proceeds of an Exempt Loan complying with the requirements of
Section 5.4 hereof shall be subject to a right of first refusal. Company Stock acquired with the proceeds of an Exempt Loan, which is distributed to a Participant or Beneficiary, shall be subject to the right of first refusal provided for in paragraph (a) of this Section only so long as the Company Stock is not publicly traded. The term "publicly traded" refers to a securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (15 U.S.C. 78f) or that is quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act (15 U.S.C. 780). In addition, in the case of Company Stock which was acquired with the proceeds of a loan described in Section 5.4, the selling price and other terms under the right must not be less favorable to the seller than the greater of the value of the security determined under Regulation 54.4975-11(d)(5), or the purchase price and other terms offered by a buyer (other than the Employer or the Trust
Fund), making a good faith offer to purchase the security. The right of first refusal must lapse no later than fourteen (14) days after the security holder gives notice to the holder of the right that an offer by a third party to purchase the security has been made. The right of first refusal shall comply with the provisions of paragraphs (a), (b) and (c) of this Section, except to the extent those provisions may conflict with the provisions of this paragraph.

7.10 STOCK CERTIFICATE LEGEND

         Certificates for shares distributed pursuant to the Plan shall contain the following legend:

         "The shares represented by this certificate are transferable only upon compliance with the terms of the Sepco Industries, Inc. Employee Stock Ownership Plan effective as of January 1, 1989 which grants to the Company a right of first refusal, a copy of said Plan being on file in the office of the Company."

7.11 PUT OPTION

         (a) If Company Stock which was not acquired with the proceeds of an Exempt Loan is distributed to a Participant and such Company Stock is not readily tradeable on an established securities market, a Participant has a right to require the Employer to repurchase the Company Stock distributed to such Participant under a fair valuation formula. Such Stock shall be subject to the provisions of Section 7.11(c).

         (b) Company Stock which is acquired with the proceeds of an Exempt Loan and which is not publicly traded when distributed, or if it is subject to a trading limitation when distributed, must be subject to a put option. For purposes of this paragraph, a "trading limitation" on a Company Stock is a restriction under any Federal or State securities law or any regulation thereunder, or an agreement (not prohibited by Section 7.12) affecting the Company Stock which would make the Company Stock not as freely tradeable as stock not subject to such restriction.

         (c) The put option must be exercisable only by a Participant, by the Participant's donees, or by a person (including an estate or its distributee) to whom the Company Stock passes by reason of a Participant's death. (Under this paragraph Participant or Former Participant means a Participant or Former Participant and the beneficiaries of the Participant or Former Participant under the Plan.) The put option must permit a Participant to put the Company Stock to the Employer. Under no circumstances may the put option bind the Plan. However, it shall grant the Plan an option to assume the rights and obligations of the Employer at the time that the put option is exercised. If it is known at the time a loan is made that Federal or State law will be violated by the Employer's honoring such put option, the put option must permit the Company Stock to be put, in a manner consistent with such law, to a third party (e.g., an affiliate of the Employer or a shareholder other than the Plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

         The put option shall commence as of the day following the date the Company Stock is distributed to the Former Participant and end 60 days thereafter and if not exercised within such 60-day period, an additional 60-day option shall commence on the first day of the fifth month of the Plan Year next following the date the stock was distributed to the Former Participant (or such other 60-day period as provided in regulations promulgated by the Secretary of the Treasury). However, in the case of Company Stock that is publicly traded without restrictions when distributed but ceases to be so traded within either of the 60-day periods described herein after distribution, the Employer must notify each holder of such Company Stock in writing on or before the tenth day after the date of the Company Stock ceases to be so traded that for the remainder of the applicable 60-day period the Company Stock is subject to the put option. The number of days between the tenth day and the date on which notice is actually given, if later than the tenth day, must be added to the duration of the put option. The notice must inform distributees of the term of the put options that they are to hold. The terms must satisfy the requirements of this paragraph.

         The put option is exercised by the holder notifying the Employer in writing that the put option is being exercised; the notice shall state the name and address of the holder and the number of shares to be sold. The period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or State law. The price at which a put option must be exercisable is the value of the Company Stock determined in accordance with Section 6.2. Payment under the put option involving a "Total Distribution" shall be paid in substantially equal monthly, quarterly, semiannual or annual installments over a period certain beginning not later than thirty (30) days after the exercise of the put option and not extending beyond (5) years. The deferral of payment is reasonable if adequate security and a reasonable interest rate on the unpaid amounts are provided. The amount to be paid under the put option involving installment distributions must be paid not later than thirty (30) days after the exercise of the put option. Payment under a put option must not be restricted by the provisions of a loan or any other arrangement, including the terms of the Employer's articles of incorporation, unless so required by applicable state law.

         For purposes of this Section, "Total Distribution" means a distribution to a Participant or his Beneficiary within one taxable year of the entire Vested Participant's Account.

         (d) An arrangement involving the Plan that creates a put option must not provide for the issuance of put options other than as provided under this Section. The Plan (and the Trust Fund) must not otherwise obligate itself to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

7.12 NONTERMINABLE PROTECTIONS AND RIGHTS

         No Company Stock, except as provided in section 7.11(b), Section 7.9(d) and Section 7.11(b), acquired with the proceeds of a loan described in
Section 5.4 hereof may be subject to a put, call, or other option, or buy-sell or similar arrangement when held by and when distributed from the Trust Fund, whether or not the Plan is then an ESOP. The protections and rights granted in this Section are nonterminable, and such protections and rights shall continue to exist under the terms of this Plan so long as any Company Stock acquired with the proceeds of a loan described in Section 5.4 hereof is held by the Trust Fund or by any Participant or other person for whose benefit such protections and rights have been created, and neither the repayment of such loan nor the failure of the Plan to be an ESOP, nor an amendment of the Plan shall cause a termination of said protections and rights.

7.13 LIMITATIONS ON BENEFITS AND DISTRIBUTIONS

         All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 414(p).

7.14 AUTOMATIC SURVIVOR BENEFITS

         (a) The special rule of this Section 7.14 shall only apply to those vested Participants who have transferred to this Plan, or have caused to be transferred to this Plan, either directly or indirectly, accrued benefits from any defined benefit plan, any defined contribution plan which is subject to the funding standards of Code Section 412, or any other defined contribution plan to which Code Section 401(a)(11) applied as of or prior to the date of such transfer.

         (b) Except as otherwise provided herein, the following rules shall apply:

         (1) The Aggregate Account of any vested Participant who is married on the Annuity Starting Date and who does not die before the Annuity Starting Date shall be payable to such Participant in the form of a Qualified Joint and Survivor Annuity; and

         (2) The Aggregate Account of any vested Participant who dies before the Annuity Starting Date and who has a surviving spouse shall be payable in the form of a Qualified Preretirement Survivor Annuity.

         (c) For purposes of this Section 7.14, the following definitions shall apply:

         (1) Vested Participant - Any Participant whether or not still employed by the Employer who has a nonforfeitable right to any portion of the Aggregate Account derived from Employer contributions.

         (2)  Qualified Joint and Survivor Annuity

              (A) An annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than 50% (and not greater than 100%) of the amount which is payable during the joint lives of the Participant and spouse, and which is the actuarial equivalent of a single life annuity for the life of the Participant.

              (B) Any other annuity in a form having the effect of an annuity described in Subparagraph (A) above.

         (3) Qualified Preretirement Survivor Annuity - An annuity for the life of the surviving spouse, the actuarial equivalent of which is not less than 50% of the Aggregate Account of the Participant as of the date of death.

         (4) Earliest Retirement Age - The first day of the first period for which an amount is received as an annuity (whether by reason of retirement or disability).

         (5) Annuity Starting Date - The first day of the first period for which an amount is received as an annuity (whether by reason of retirement or disability).

         (d) For purposes of this Section 7.14, the following limitations shall apply:

         (1) (A) A Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity need not be provided under this Plan unless the Participant and the spouse have been married throughout the one-year period ending on the earlier of:

                    (i) The Participant's Annuity Starting Date, or

                    (ii) The date of the Participant's death.

              (B) For purposes of Subparagraph (A) above, if a Participant marries within one year before the Annuity Starting Date and the Participant has been married to that spouse for at least one year ending on the date of the Participant's death, the Participant and his spouse will be treated as having been married throughout the one year period ending on the Participant's Annuity Starting Date.

         (2) (A) If the present value of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity does not exceed $3,500, it may be immediately distributed. Provided, no distribution shall be made under the preceding sentence after the Annuity Starting Date unless the Participant and his or her spouse (or if the Participant has died, the surviving spouse) consents in writing to such distribution.

              (B) If the present value of a qualified Joint and Survivor Annuity or the qualified Preretirement Survivor Annuity exceeds $3,500, the Participant and his or her spouse (or if the Participant has died, the surviving spouse) must consent in writing before the Plan can immediately distribute the present value of the annuity.

         (e) A Participant may elect not to receive either or both the Qualified Joint and Survivor Annuity and the Qualified Preretirement Survivor Annuity as follows:

         (1) The Participant's election shall be made during the Applicable Election Period. For purposes of this Subsection

         (d), the Applicable Election Period shall be:

              (A) In the case of a Qualified Joint and Survivor Annuity, the 90-day period ending on the Annuity Starting Date, or

              (B) In the case of a Qualified Preretirement Survivor Annuity, a period beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of the Participant's death. Provided that if a Participant separates from Service, the Applicable Election Period begins on that date with respect to benefits accrued before the separation from Service.

         (2) The Participant's election under this Subsection (e) may be revoked in writing during the Applicable Election Period. If any such election is revoked, the person making such revocation shall retain the right to make another election during the Applicable Election Period.

         (3) An election by a Participant to waive automatic survivor benefits hereunder shall be effective only if the Participant's spouse consents to such election in writing, the spouse's consent acknowledges the effect of such election and such consent is witnessed by the Administration or a notary public. Any consent by a spouse is effective only with respect to such spouse. Spousal consent hereunder is not required if the Participant establishes to the satisfaction of the Administrator that there is no spouse or that the spouse cannot be located.

         (f) For purposes of this Section 7.14, the following notice procedures shall apply:

         (1) Written explanation of Qualified Joint and Survivor Annuity form of benefit.

              (A) The Administrator shall provide to each Participant a written explanation of:

                    (i) The terms and conditions of the Qualified Joint and Survivor Annuity;

                    (ii) The Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit;

                    (iii) The rights of the Participant's spouse; and

                    (iv) The right to make, and the effect of, a revocation of an election.

              (B) The written explanation shall be provided by the Committee within a reasonable period of time before the Annuity Starting Date.

         (2) Notice of Right to Decline a Qualified Preretirement Survivor
             Annuity:

              (A) The Administrator shall provide a notice to Participants which is comparable to the notice required with respect to the Qualified Joint and Survivor Annuity.

              (B) The notice shall be provided within the period beginning on the first day of the Plan Year during which "the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35.

         (3) Notice Exemption

              (A) The Administrator is not required to provide notice of the right to waive the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity if the Employer fully subsidizes the cost of the benefit.

              (B) The Employer fully subsidizes the cost of a benefit only if the Participant's failure to waive the benefit does not result in either:

                    (i) A decrease in any Plan benefits to the Participant; or

                    (ii) Increased Plan contributions by the Participant.

         (g) The Employer may take into account, in any equitable manner (as determined by the Administrator) any increased costs resulting from providing a Qualified Joint or Survivor Annuity or a Qualified Preretirement Survivor Annuity.

                                  ARTICLE VIII
                                    TRUSTEE

8.1 BASIC RESPONSIBILITIES OF THE TRUSTEE

         The Trustee shall have the following categories of responsibilities:

         (a) Subject to Sections 8.5 and 8.6, to invest, manage, and control the Plan assets;

         (b) At the direction of the Administrator regarding timing, amount, form and payee, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries;

         (c) To maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report per Section 8.8 notwithstanding any provision contained herein to the contrary, the Trustee in no event shall be required to maintain separate accounts for Participants; and

         (d) If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

8.2 INVESTMENT POWERS AND DUTIES OF THE TRUSTEE

         The Trustee shall have the following investment powers and duties, subject to Sections 8.5 and 8.6:

         (a) The Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments. The Trustee may assume, until advised to the contrary, that the Plan is a Stock Bonus Plan qualified under Section 401(a) of the Code and an Employee Stock Ownership Plan qualified under Section 4975(e)(7) of the Code.

         (b) The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

         (c) The Trustee may from time to time transfer to a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder, all or such part of the Trust Fund as the Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The Trustee may, from time to time withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable.

         (d) In the event the Trustee invests any part of the Trust

Fund, pursuant to the directions of the Administrator, in any shares of stock issued by the Employer, and the Administrator thereafter directs the Trustee to dispose of such investment, or any part thereof, under circumstances which, in the opinion of counsel for the Trustee, require registration of the securities under the Securities Act of 1933 and/or qualification of the securities under the Blue Sky laws of any state or states, then the Employer at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.

         (e) The Trustee, at the direction of the Administrator, shall ratably apply for, own, and pay premiums on Contracts on the lives of the Participants. The Trustee shall act with respect to such Contracts only as directed by the Administrator and shall have no investment responsibility for any such Contracts. If a life insurance policy is to be purchased for a Participant, the aggregate premium for ordinary life insurance for each Participant must be less than 50% of the aggregate of the contributions and Forfeitures to the credit of the Participant at any particular time. If term insurance is purchased with such contributions, the aggregate premium must be less than 25% of the aggregate contributions and Forfeitures allocated to a Participant's Account. If both term insurance and ordinary life insurance are purchased with such contributions, the amount expended for term insurance plus one-half of the premium for ordinary life insurance may not in the aggregate exceed 25% of the aggregate contributions and Forfeitures allocated to a Participant's Account. The Administrator shall direct the Trustee to convert the entire value of the life insurance contracts at or before retirement into cash or provide for a periodic income so that no portion of such value may be used to continue life insurance protection beyond retirement, or to distribute the Contracts to the Participant.

8.3 OTHER POWERS OF THE TRUSTEE

         The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of the Plan, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion subject to Sections 8.5 and 8.6:

         (a) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

         (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

         (c) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

         (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

         (e) To borrow or raise money for carrying out the responsibilities hereunder in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

         (f) To keep any portion of the Trust Fund in cash or cash balances pending investment thereof or payment of expenses or making distributions therewith, without liability for interest, depreciation, or loss occasioned by such retention, and to make permanent or temporary investments in time deposits and other forms of accounts and certificates of deposit which bear a reasonable rate of interest issued by the Trustee;

         (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

         (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

         (i) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

         (j) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

         (k) To apply for and procure from responsible insurance companies, to be selected by the Administrator, as an investment of the Trust Fund such annuity, or other Contracts (on the life of any Participant) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity or other Contracts as and when entitled to do so under the provisions thereof, all at the direction of the Administrator;

         (l) To transfer, at any time and from time to time, all or any portion of the assets forming a part of the Trust Fund to any trust which is maintained as a medium for the pooling of the funds of qualified pension and profit sharing trusts and to execute such documents and other instruments as may be necessary in connection therewith. The terms and provisions of any such group trust or pooled fund agreement shall, upon such transfer, be incorporated by reference into this Plan and Trust Agreement and shall apply to the Trust Fund to the extent of the assets so transferred;

         (m) To invest in Treasury Bills and other forms of United States government obligations;

         (n) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

         (o) To vote Company Stock as provided in Section 8.5;

         (p) To consent to or otherwise participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to Company Stock or any other securities and to pay any assessments or charges in connection therewith.

         (q) To deposit such Company Stock (but only if such deposit does not violate the provisions of Section 8.5 hereof) or other securities in any voting trust, or with any protective or like committee, or with a trustee or with depositories designated thereby;

         (r) To sell or exercise any options, subscription rights and conversion privileges and to make any payments incidental thereto;

         (s) To exercise any of the powers of an owner, with respect to such Company Stock and other securities or other property comprising the Trust Fund. The Administrator, may authorize the Trustee to act on any administrative matter or class of matters with respect to which direction or instruction to the Trustee by the Administrator is called for hereunder without specific direction or other instruction from the Administrator;

         (t) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange;

         (u) To retain any funds or property subject to any dispute without liability for the payment of interest, or to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction;

         (v) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

8.4 LOANS TO PARTICIPANTS

         (a) The Trustee may, subject to the direction of the Plan Administrator, make loans to Participants and Beneficiaries. The Plan Administrator is responsible for administering the loan program. He may delegate or assign responsibility for administering the loan program to another person in accordance with the provisions of the Plan authorizing the delegation or assignment of fiduciary duties.

         The Trustee shall distribute cash to such Participants who are granted loans in such amount and at such times as the Administrator shall from time to time direct in writing. Loan payments collected by the Administrator shall be forwarded to the Trustee. The amount of such loans shall be carried by the Trustee as an asset of the trust equal to the combined unpaid principal balance of all Participants. The Trustee shall rely conclusively upon the determination of the Administrator with respect to the amount of the combined unpaid principal balance of all Participants. The Trustee shall have no responsibility to ascertain whether a loan complies with the provisions of the Plan, for the decision to grant a loan or for the collection and repayment of a loan.

         The loan program shall be carried out and administered in accordance with Section 408 of the Act, regulations of the Department of Labor published thereunder, and other relevant provisions of the Act and of the Code and the Plan. The person administering the loan program is a fiduciary and shall be known as the "Loan Administrator."

         (b) Loans from the Plan shall be available to eligible participants. An "eligible participant" is a Participant or Beneficiary who is a party-in-interest as defined in the Act (Section 3(14)). A party-in-interest includes, among others, a current Employee of the Employer (whose Employees are covered by the Plan), and each former Employee and Plan Beneficiary who is an officer, owner, or director, fiduciary, counsel, or service provider, and their relatives as defined in the Act (spouse, ancestor, lineal descendant and his/her spouse, (Section 3(15)). Loans shall be available to eligible Participants without regard to any individual's race, color, religion, sex, age or national origin. All loans shall be arranged and approved by the Loan Administrator in the interest of the eligible Participants and for the exclusive purpose of providing benefits to such Participants. Loans shall not be made available to Highly Compensated Employees in an amount that is greater than the amount (percentage of accrued benefit) available to other Employees. A more than 5% shareholder-employee of an S-corporation is not an eligible employee nor is a self-employed individual or a more than 10% partner in a partnership, or their family members (ascendants, descendants and collaterals).

         (c) An eligible Participant may apply for a loan to the Loan Administrator on a form provided for such purpose or in any other written form. The application shall specify the amount of the loan requested, the proposed terms for repayment and collateral offered. The application may specify the purpose of the loan, and may include a financial statement of the applicant and any other information the applicant cares to provide. If the Loan Administrator finds that the applicant is an eligible Participant and that the terms of this loan program are complied with, he shall approve and authorize the loan. Otherwise, he shall deny the loan and advise the applicant in writing of the reason for the denial.

         The Loan Administrator may deny a loan if such loan is not in the best interest of all Plan Participants or is not a prudent investment in view of the liquidity needs of the Plan or other relevant investment criteria, provided, however, that the availability of a loan to an eligible Participant shall not be unreasonably withheld. If the loan is approved the loan proceeds shall be disbursed to the borrower upon satisfactory execution of the loan documents.

         (d) If an eligible Participant has or applies for more than one loan, all loans shall be aggregated for the purpose of applying the loan limitation. All Plans in which an eligible Participant has an accrued benefit shall be aggregated for the purpose of applying the loan limitation. No loan shall be allowed if such loan, when aggregated with all other loans to an eligible Participant, exceeds the loan limitation. The loan limitation as to an eligible Participant is the lesser of (1) or (2) where

         (1) is $50,000 reduced by the excess (if any) of the highest loan balance from the Plan during the one year period ending on the day before the date on which the loan is made, over the outstanding balance of loans to the eligible participant from the Plan on the date on which the loan is made, and

         (2) is one-half of the eligible participants vested accrued benefit as of the valuation date next preceding the date of the loan application.

         Loans of less than $1000 shall not be permitted.

         (e) The term of a loan may not exceed five years except in the case of a loan that is used to acquire a dwelling unit which will be used within nine months as the principal residence of the borrower, in which event the term of the loan may not exceed ten years. Each loan shall be amortized in substantially equal payments, made not less often than quarterly, over the term of the loan. Loans may be repaid by payroll deductions.

         (f) All loans shall be secured by 50% of the borrower's vested accrued benefit in the Plan. No other collateral shall be required.

         (g) Each loan shall bear a reasonable rate of interest commensurate with the rates charged by persons in the business of lending money. The Loan Administrator shall ascertain the rate the Plan sponsor's principal bank would charge a creditworthy customer for a loan secured by a certificate of deposit in the full amount of the loan as of the date of the loan, and such rate shall be the rate charged the borrower for the term of the loan. In no event shall the interest rate exceed the maximum rate that may be charged at the time under the state usury laws.

         (h) Each loan shall be evidenced by a negotiable promissory note signed by the borrower and, if married, the borrower's spouse shall be required to consent to the loan and to the use of the borrower's vested accrued benefit as security for the loan. Such consent must be in writing and obtained within the 90 day period prior to the date the loan proceeds are disbursed. The loan documents shall provide for a security interest in 50% of the borrower's accrued benefit and shall contain customary provisions for acceleration of maturity and attorney fees in the event of default.

         (i) A default shall occur if the borrower shall fail to make a note payment when due. In such event the Administrator shall make demand for payment and initiate collection procedures which may include filing suit against the borrower. Any expenses incurred by the Administrator in collecting the note shall be charged as an administrative cost to the borrower's vested accrued benefit. No distributions from the Plan to the borrower shall be permitted unless the note is paid in full or payment is adequately provided for. The Administrator shall be authorized to charge all amounts due on the note, including costs of collection, to the borrower's vested accrued benefit and report the same as a distribution to the borrower at such time as the benefit becomes immediately distributable under the terms of the Plan.

         (j) Loans shall be general investments of the Trust Fund. The Loan Administrator shall keep records of all loans and administer the loan program in a uniform and nondiscriminatory manner for the benefit of all Participants and Beneficiaries in order to assure that the Plan will suffer no loss in the event of a default. To that end he is authorized to construe all provisions of the loan program so as to maintain compliance with applicable government regulations.

         (k) A borrower should consult his own tax advisor to ascertain whether interest paid to the Plan upon a loan from the Plan will be tax deductible to him. Interest deductions are not allowed (IRC Section 72(p)(3)) for interest paid upon a loan to a Key Employee.

8.5 VOTING AND TENDER OF COMPANY STOCK

         (a) Prior to each annual or special meeting of shareholders of the Company, the Trustee shall send to each Participant in the Plan (including beneficiaries of deceased Participants) a copy of the proxy' soliciting material for the meeting, together with a form for providing instructions to the Trustee on how to vote the number of whole shares and any fractional share of Company Stock allocated to the Participant's Account. The voting instructions received by the Trustee will be held by it in confidence. Upon receipt of such instruction, the Trustee shall vote such shares as instructed, provided that, in the case of fractional shares, the Trustee shall vote the combined fractional shares to the extent possible to reflect the instruction of the Participants to whose Accounts fractional shares are credited. The Trustee shall vote shares of Company Stock for which it does not receive voting instructions under this Trust, including those shares which are not allocated to Participants Accounts, in the same proportion as shares which it holds under this Trust and any other trust forming a part of the Plan and with respect to which it does receive instructions.

         (b) The Trustee shall provide each Participant in the Plan (including beneficiaries of deceased Participants) with such notices and information statements as are provided to Company shareholders generally with respect to any tender or exchange offer, and each Participant shall be entitled to direct the Trustee with respect to the tender or exchange of whole shares and fractional shares of Company Stock allocated to his Account. A

Participant's instructions shall remain in force until superseded in writing by the Participant. Upon receipt of such direction, the Trustee shall tender or exchange such shares as directed, provided that, in the case of fractional shares, the Trustee shall tender or exchange the combined fractional shares to the extent possible to reflect the direction of the Participants to whose Accounts fractional shares are credited. The Trustee shall not tender or exchange shares in a Participant's Account for which directions are not received. The Trustee shall tender or exchange, shares of Company Stock which are not allocated to Participants' Accounts such that the ratio of tendered or exchanged unallocated shares under this Trust is the same as the ratio of tendered or exchanged shares in Participants' Accounts under this Trust to all shares in Participants' Accounts which the Trustee holds under this Trust. Unless and until shares of Company Stock are tendered or exchanged, the individual instructions received by the Trustee from Participants shall be held in strict confidence and shall not be divulged or released to any person, including officers and employees of the Employers. The Administrator shall provide the Trustee with timely information regarding proxy voting and tender offers and in carrying out its responsibilities under Section 8.5, the Trustee may conclusively rely on information furnished to it by the Administrator, including names and current addresses of Participants, the number of shares of Company Stock credited to Participant Accounts and the number of shares of Company Stock held by the Trustee that have not yet been allocated.

         (c) No provision of Section 8.5 shall prevent the Trustee from taking any action relating to its duties under Section 8.5 if the Trustee determines in its sole discretion that such action is necessary in order for the Trustee to fulfill its fiduciary responsibilities to ERISA.

8.6 DUTIES OF THE TRUSTEE REGARDING PAYMENTS, INVESTMENTS, EXEMPT LOANS

         (a) The Trustee shall make distributions from the Trust Fund at such times and in such numbers of shares or other units of Company Stock and amounts of cash to or for the benefit of the person entitled thereto under the Plan as the Administrator directs in writing. Any undistributed part of a Participant's interest in his accounts shall be retained in the Trust Fund until the Administrator directs its distribution. Where distribution is directed in Company Stock, The Trustee shall cause an appropriate certificate to be issued to the person entitled thereto and mailed to the address furnished it by the Administrator. Any portion of a Participant's Account to be distributed in cash shall be paid by the Trustee mailing its check to the same person at the same address. If a dispute arises as to who is entitled to or should receive any benefit or payment, the Trustee may withhold or cause to be withheld such payment until the dispute has been resolved.

         (b) As directed by the Administrator pursuant to Sections 2.10, 5.4, 8.1(b) and 8.6, the Trustee shall make payments out of the Trust Fund. Such directions or instructions need not specify the purpose of the payments so directed and the Trustee shall not be responsible in any way respecting the purpose or propriety of such payments.

         (c) In the event that any distribution or payment directed by the Administrator shall be mailed by the Trustee to the person specified in such direction at the latest address of such person filed with the Administrator, and shall be returned to the Trustee because such person cannot be located at such address, the Trustee shall promptly notify the Administrator of such return. Upon the expiration of sixty (60) days after such notification, such direction shall become void and unless and until a further direction by the Administrator is received by the Trustee with respect to such distribution or payment, the Trustee shall thereafter continue to administer the Trust as if such direction had not been made by the Administrator. The Trustee shall not be obligated to search for or ascertain the whereabouts of any such person.

         (d) The Trustee shall invest all Plan assets, including earnings thereon, exclusively in Company Stock, except as otherwise directed by the Administrator. Such other directed investments may include but are not limited to real estate and insurance contracts. The Administrator shall have investment responsibility for such other directed investments and except to the extent that the Trustee is directed to invest cash for short term purposes, the Trustee shall not make any investment review of, consider the propriety of holding or selling or vote other than as directed by the Administrator any such assets.

         (e) The Trustee shall take such actions with respect to Exempt Loans as may be directed from time to time by the Administrator.

8.7 TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

         The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by the Employer and the Trustee. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from the Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

8.8 ANNUAL REPORT OF THE TRUSTEE

         Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

         (a) the net income, or less, of the Trust Fund;

         (b) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

         (c) the increase, or decrease, in the value of the Trust Fund;

         (d) all payments and distributions made from the Trust Fund; and

         (e) such further information as the Trustee and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

8.9 AUDIT

         (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether each of the following statements, schedules or lists, or any others that are required by Section 103 of the Act or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently:

         (1) statement of the assets and liabilities of the Plan;

         (2) statement of changes in net assets available to the Plan;

         (3) statement of receipts and disbursements, a schedule of all assets held for investment purposes, a schedule of all loans or fixed income obligations in default at the close of the Plan Year;

         (4) a list of all leases in default or uncollectible during the Plan Year;

         (5) the most recent annual statement of assets and liabilities of any bank common or collective trust fund in which Plan assets are invested or such information regarding separate accounts or trusts with a bank or insurance company as the Trustee and Administrator deem necessary; and

         (6) a schedule of each transaction or series of transactions involving an amount in excess of three percent (3%) of Plan assets.

         All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

         (b) If some or all of the information necessary to enable the Administrator to comply with Section 103 of the Act is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in
Section 103(b) of the Act within one hundred twenty (120) days after the end of the Plan Year or by such other date as may be prescribed under regulations of the Secretary of Labor.

8.10 RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

         (a) The Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of his resignation.

         (b) The Employer may remove the Trustee by mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty (30) days before its effective date, a written notice of his removal.

         (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

         (d) The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

         (e) Whenever any Trustee hereunder ceases to serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which he served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section 8.8 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section 8.8 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 8.8 shall have the same effect upon the statement as the Employer's approval of and annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section 8.8 and this subparagraph.

8.11 TRANSFER OF INTEREST

         The Trustee, on behalf of any Participant, any accept funds transferred from another trust forming part of a pension, profit sharing, or stock bonus plan meeting the requirements of Code Section 401(a) or a "conduit" Individual Retirement Account for the account of a Participant under this Plan, provided the conditions precedent to such transfer set forth in Section 4.11 are satisfied. In the event of such a transfer under this Plan, the Trustee shall maintain a separate, nonforfeitable "Participant's Rollover Account" for the amount transferred. In addition, any such transfer may only be made if it does not result in the elimination of any "Section 411(d)(6) protected benefits" as described in Section 9.1. The Trustee may act upon the direction of the Administrator without determining the facts concerning a transfer.

8.12 REAL ESTATE INVESTMENTS

         The Trustee shall have no investment responsibility for any Trust assets which are invested in real estate and the Trustee shall have no responsibility for:

         (a) any condition which now exists or may hereafter be found to exist in, under, or about any real estate investment of the Trust Fund or of a corporation organized under Section 501(c)(2) or 501(c)(25) of the Code, the stock of which is held as an asset of the Trust Fund; or

         (b) any violation of any applicable environmental or health or safety law, ordinance, regulation or ruling; or

         (c) the presence, use, generation, storage, release, threatened release, or containment, treatment or disposal of any hazardous or toxic substances or materials including such situations at or activities on any investment of the Trust Fund or of a Section 501(c)(2) or 501(c)(25) corporation, the stock of which is held as an asset of the Trust Fund.

         The Trustee is hereby authorized to pay from the Trust Fund all costs and expenses (including attorneys' fees) relating to or connected with any condition, violation, presence or other situation referred to in (a), (b), and
(c) above and notwithstanding anything to the contrary in this agreement, to the extent permitted by law, the Trustee shall be indemnified from the Trust Fund from all claims, suits, losses and expenses (including attorneys' fees) arising therefrom. The authority to pay from the Trust Fund and the right of indemnification set forth in the preceding sentence include and relate to, without limitation, any claims, suits, liabilities, losses and expenses (including attorneys' fees) arising from any matters relating to the existence of petroleum including crude oil and any fraction thereof, hazardous substances, pollutants, or contaminants as defined in the Compensation and Liability Act, as amended, 42 U.S.C. Section 9601 et seg., or hazardous wastes as defined in the Resource Conservation and Liability Act, 42 USC Section 6906 et seg., or as any of the foregoing terms or similar terms may be defined in similar state environmental laws or subsequent federal or state legislation of a similar nature which may be enacted from time to time. This Section shall survive the sale or other disposition of any real estate investment of the Trust Fund and the termination of this agreement. Nothing in this Section shall be construed to in any way limit the indemnification rights of the Trustee provided for below.

8.13 INDEMNIFICATION OF THE TRUSTEE

         To the extent not prohibited under ERISA, or other law, the Employer agrees to indemnify the Trustee for any and all liability, loss and expense, including legal fees and expenses, which the Trustee may sustain by reason of the purchase, retention, tender or sale of any assets of the Trust, including Company Stock, or by reason of any act or failure to act of any fiduciary to whom the fiduciary responsibility for such action or inaction has been allocated. This Section shall survive the termination of this agreement.

                                   ARTICLE IX
                       AMENDMENT, TERMINATION AND MERGERS

9.1 AMENDMENT

         (a) The Employer shall have the right at any time to amend the Plan, subject to the limitations of the Section. However, any amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may only be made with the Trustee's and Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the Trust provisions contained herein are a part of the Plan and the amendment affects the duties of the Trustee hereunder.

         (b) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or cause any reduction in the amount credited to the account of any Participant; or cause or permit any portion of the Trust Fund to revert to or become property of the Employer.

         (c) Except as permitted by Regulations (including Regulation 1.411(d)-4), no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

         In addition, no such amendment shall have the effect of terminating the protections and rights set forth in Section 7.12, unless such termination shall then be permitted under the applicable provisions of the Code and Regulations; such a termination is currently expressly prohibited by Regulation 54.4975-11(a)(3)(ii).

9.2 TERMINATION

         (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full termination, all amounts credited to the affected Participants' Accounts shall become 100% Vested as provided in Section 7.4 and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

         (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets of the Trust Fund to Participants in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6. Except as permitted by Regulations, the termination of the Plan shall not result in the reductions of "Section 411(d)(6) protected benefits" in accordance with Section 9.1(c).

9.3 MERGER OR CONSOLIDATION

         This Plan and Trust may be merged or consolidated with, receive assets and/or assume liabilities from, or transfer assets and/or liabilities to, any other plan and trust only if the benefits which would be received by a Participant of this Plan or of the other Plan, in the event of a termination of either Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if such Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 9.1(c).

                                   ARTICLE X
                                 MISCELLANEOUS

10.1 PARTICIPANT'S RIGHTS

         This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

10.2 ALIENATION

         (a) Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

         (b) This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of the Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be so paid in whole or part from his Participant's Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his Vested Participant's Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.12 and 2.13.

         (c) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

10.3 CONSTRUCTION OF PLAN

         This Plan and Trust shall be construed and enforced according to the Act and the laws of the State of Texas, other than its laws respecting choice of law, to the extent not preempted by the Act.

10.4 GENDER AND NUMBER

         Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

10.5 LEGAL ACTION

         In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

10.6 PROHIBITION AGAINST DIVERSION OF FUNDS

         (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

         (b) In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to Section 403(c)(2)(A) of the Act, the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

10.7 BONDING

         Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Section 412(a)(2) of the Act), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

10.8 EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

         Neither the Employer nor the Trustee, nor their successors, shall be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

10.9     INSURER'S PROTECTIVE CLAUSE

         Any insurer who shall issue Contracts hereunder shall not have any responsibility for the validity of the Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

10.10 RECEIPT AND RELEASE FOR PAYMENTS

         Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

10.11 ACTION BY THE EMPLOYER

         Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

10.12 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

         The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator and (3) the Trustee. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the responsibility of management of the assets held under the Trust, subject however, to Sections 8.5 and 8.6. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

10.13 HEADINGS

         The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

10.14 APPROVAL BY INTERNAL REVENUE SERVICE

         (a) Notwithstanding anything herein to the contrary, contributions to this Plan are conditioned upon the initial qualification of the Plan under Code Section 401. If the Plan receives an adverse determination with respect to its initial qualification, then the Plan may return such contributions to the Employer within one year after such determination, provided the application for the determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

         (b) Notwithstanding any provisions to the contrary, except Sections 3.6, 3.7, and 4.1(c), any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following the disallowance of the deduction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned by the Employer, but any losses attributable thereto must reduce the amount so returned.

10.15 UNIFORMITY

         All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

10.16 SECURITIES AND EXCHANGE COMMISSION APPROVAL

         The Employer may request an interpretative letter from the Securities and Exchange Commission stating that the transfers of Company Stock contemplated hereunder do not involve transactions requiring a registration of such Company Stock under the Securities Act of 1933. In the event that a favorable interpretative letter is not obtained, the Employer reserves the right to amend the Plan and Trust retroactively to their Effective Dates in order to obtain a favorable interpretative letter or to terminate the Plan.

10.17 VOTING COMPANY STOCK

         The Trustee shall vote all Company Stock held by it as part of the Plan assets at such time and in such manner as the Administrator shall direct. Provided, however, that if any agreement entered into by the Trust provides for voting of any shares of Company Stock pledged as security for any obligation of the Plan, then such shares of Company Stock shall be voted in accordance with such agreement. If the Administrator fails or refuses to give the Trustee timely instructions as to how to vote any Company Stock as to which the Trustee otherwise has the right to vote, the Trustee shall not exercise its power to vote such Company Stock and shall consider the Administrator's failure or refusal to give timely instructions as an exercise of the Administrator's rights and a directive to the Trustee not to vote said Company Stock. The Trustee shall not vote Company Stock which a Participant or Beneficiary, pursuant to this Section, fails to exercise.

         If the Employer does not have a registration-type class of securities and the by-laws of the Employer require the Plan to vote an issue in a manner that reflects a one-man, one-vote philosophy, each Participant or Beneficiary shall be entitled to cast one vote on an issue and the Trustee shall vote the shares held by the Plan in proportion to the results of the votes cast on the issue by the Participants and Beneficiaries.

                                   ARTICLE XI
                            PARTICIPATING EMPLOYERS

11.1 ADOPTION BY OTHER EMPLOYERS

         Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or entity, whether an affiliate or subsidiary or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

11.2 REQUIREMENTS OF PARTICIPATING EMPLOYERS

         (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

         (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof. However, the assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Employer or Participating Employer or who contributed such assets.

         (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan shall continue to his credit.

         (d) All rights and values forfeited by termination of employment shall inure only to the benefit of the Participants of the Employer or Participating Employer by which the forfeiting Participant was employed.

         (e) Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

11.3 DESIGNATION OF AGENT

         Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

11.4 EMPLOYEE TRANSFERS

         It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred. A Participant's Account in the Plan shall not be transferred between Participating Employers if the Account is not fully vested.

11.5 PARTICIPATING EMPLOYER'S CONTRIBUTION

         All contributions made by a Participating Employer, as provided for in this Plan shall be determined separately by each Participating Employer, and shall be paid to and held by the Trustee for the exclusive benefit of the Employees of such Participating Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Plan. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of any Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

11.6 AMENDMENT

         Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

11.7 DISCONTINUANCE OF PARTICIPATION

         Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees provided, however, that no such transfer shall be made if the result is the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 9.1(c). If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

11.8 ADMINISTRATOR'S AUTHORITY

         The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

11.9 PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE

         If any Participating Employer is prevented in whole or in part from making a contribution to the Trust Fund which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then, pursuant to Code Section 404(a)(3)(B), so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by the other Participating Employers who are members of the same affiliated group within the meaning of Code Section 1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

         A Participating Employer on behalf of whose employees a contribution is made under this paragraph shall not reimburse the contributing Participating Employers.

         IN WITNESS WHEREOF, this Plan has been executed the day and year first above written.



SEPCO INDUSTRIES, INC.:                 SOUTHERN ENGINE & PUMP COMPANY


By  /s/ [ILLEGIBLE]                     By  /s/ [ILLEGIBLE]
  -----------------------------------     -----------------------------------
                President                               President



WESCO EQUIPMENT, INC.                   T.L. WALKER BEARING CO.


By  /s/ [ILLEGIBLE]                     By  /s/ [ILLEGIBLE]
  -----------------------------------     -----------------------------------
                President                               President



                                        THE NORTHERN TRUST COMPANY OF TEXAS

                                        By
                                          -----------------------------------
                                          for the Trustee

                            AMENDMENT NUMBER ONE TO
                             SEPCO INDUSTRIES, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN

       By This Agreement, SEPCO INDUSTRIES, INC. Employee Stock Ownership Plan (herein referred to as the "Plan") is hereby amended as follows, effective as of January 1, 1993:

1.     Section 1.10 is amended to read as follows:

       1.10 "Compensation" with respect to any Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code
Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

              For purposes of this Section, the determination of Compensation shall be made by:

                     (a) including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(a)(8), 402(h), 403(b) or 457, and Employee
              contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

              For a Participant's initial year of participation, Compensation shall be recognized as of such Employee's effective date of participation.

              Compensation in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the first adjustment to the $200,000 limitation shall be effective on January 1, 1990. For any short Plan Year the Compensation limit shall be an amount equal to the Compensation limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten
(10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected Family Members in proportion to each such Family Member's Compensation prior to the application of this limitation, or the limitation shall be adjusted in accordance with any other method permitted by Regulations. For purposes of determining the portion of the Compensation of a Family Member which is below the integration level for purposes of Code Section 401(1), the preceding sentence shall not apply.

              If, as a result of such rules, the maximum "annual addition" limit would be exceeded for one or more of the affected Family Members, the prorated Compensation of all affected Family Members shall be adjusted to avoid or reduce any excess. The prorated Compensation of any affected Family Member whose allocation would exceed the limit shall be adjusted downward to the level needed to provide an allocation equal to such limit. The prorated Compensation of affected Family Members not affected by such limit shall then be adjusted upward on a pro rata basis not to exceed each such affected Family Member's Compensation as determined prior to application of the Family Member rule. The resulting allocation shall not exceed such individual's maximum "annual addition" limit. If, after these adjustments, an "excess amount" still results, such "excess amount" shall be disposed of pro rata among all affected Family Members.

              In addition to other applicable limitations set forth above, and notwithstanding any other provision of the plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applied to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

              For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

              If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

2.     Section 1.23 is amended to read as follows:

       1.23 "415 Compensation" with respect to any Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan year for which the Employer is required to furnish the participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. "415 Compensation" must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

3.     Section 1.24 is amended to read as follows:

       1.24 "414(s) Compensation" with respect to any Participant means such Participant's "415 Compensation" paid during a Plan Year. The amount of "414(s) Compensation" with respect to any Participant shall include "414(s) Compensation" for the entire twelve (12) month period ending on the last day of such Plan Year, except that "414(s) Compensation" shall only be recognized for that portion of the Plan Year during which an Employee was a Participant in the Plan.

              For purposes of this Section, the determination of "414(s) Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(a)(8), 402(h), 403(b) or 457, and the Employee contributions described in Code
Section 414(h)(2) that are treated as Employer contributions.

              "414(s) Compensation" in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the first adjustment to the $200,000 limitation shall be effective on January 1, 1990. For any short Plan Year the "414(s) Compensation" limit shall be an amount equal to the "414(s) Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). In applying this limitation, the family group of a Highly

Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year.

4.       Article VII is amended by the addition of the following section after
Section 7.15:

         DIRECT ROLLOVER

                          (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                          (b)     For the purposes of this Section the
                 following definitions shall apply:

                          (1) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                          (2) An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, and eligible retirement plan is an individual retirement account or individual retirement annuity.

                          (3) A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

              (4) A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

       IN WITNESS WHEREOF, this Amendment has been executed this 6th day of September, 1994.

                                        SEPCO INDUSTRIES, INC.

                                        By: /s/ DAVID R. LITTLE
                                           -----------------------------------
                                           David R. Little

                                        Title: Chairman of the Board
                                              --------------------------------

                                        Date: 9-6-94
                                             ---------------------------------

                             SEPCO INDUSTRIES, INC.
                            EMPLOYEE STOCK OWNERSHIP

                            SUMMARY PLAN DESCRIPTION





                             SEPCO INDUSTRIES, INC.
                                 6500 Brittmore
                              Houston, Texas 77041

                                 (713) 937-0330

                       SUMMARY OF MATERIAL MODIFICATIONS
                     SUPPLEMENT TO SUMMARY PLAN DESCRIPTION
                             SEPCO INDUSTRIES, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN

       The following is a non-technical explanation of certain provisions of the Sepco Industries, Inc. Employee Stock Ownership Plan which were changed effective January 1, 1996. This Summary of Material Modifications should be read as a supplement to the Summary Plan Description which was given to you previously. The Plan and Trust, a copy of which is on file in the Office of the Plan Administrator, is controlling as to all matters relating to the Plan.

1. Section III, PARTICIPATION IN THE PLAN, is amended by deleting item number 1 in its entirety and replacing it with the following:

              You will be eligible to participate in the Plan on the date of your employment.

2. Section IV, TRANSFERS FROM QUALIFIED PLANS (ROLLOVERS), is deleted in its entirety. The Plan will not permit you to deposit into the Plan distributions received from other plans.

                               TABLE OF CONTENTS

                                       I.
                            INTRODUCTION TO THE PLAN

                                      II.
                       GENERAL INFORMATION ABOUT THE PLAN

1.     General Plan Information                                             1
2.     Employer Information                                                 1
3.     Plan Administrator Information                                       2
4.     Plan Trustee Information                                             2
5.     Service of Legal Process                                             2

                                      III.
                           PARTICIPATION IN THE PLAN

1.     Eligibility Requirements                                             3
2.     Participation Requirements                                           3

                                      IV.
                           CONTRIBUTIONS TO THE PLAN

1.     Employer Contributions to the Plan                                   3
2.     Your Share of Employer Contributions                                 3
3.     Compensation                                                         4
4.     Forfeitures                                                          4
5.     Transfers from Qualified Plans (Rollovers)                           4
6.     Directed Investments                                                 5

                                       V.
                            BENEFITS UNDER THE PLAN

1.     Distribution of Benefits Upon Normal Retirement                      5
2.     Distribution of Benefits Upon Death                                  5
3.     Distribution of Benefits Upon Disability                             6
4.     Distribution of Benefits Upon Termination of Employment              6
5.     Vesting in the Plan                                                  6
6.     Benefit Payment Options                                              7
7.     Automatic Survivor Benefits                                          8
8.     Treatment of Distributions from the Plan                             8
9.     Domestic Relations Order                                             8
10.    Pension Benefit Guaranty Corporation                                 9

                                      VI.
                      INFORMATION REGARDING COMPANY STOCK

1.     Voting Company Stock                                                 9
2.     Right of First Refusal                                               9
3.     Put Option                                                           9

                                      VII.
                             YEAR OF SERVICE RULES

1.     Year of Service and Hour of Service                                 10
2.     1-Year Break in Service                                             10

                                     VIII.
                          THE PLAN'S "TOP HEAVY RULES"

1.     Explanation of "Top Heavy Rules"                                    11

                                      IX.
                                     LOANS

1.     Loan Requirements                                                   12

                                       X.
                    CLAIMS BY PARTICIPANTS AND BENEFICIARIES

1.     The Claims Review Procedure                                         13

                                      XI.
                           STATEMENT OF ERISA RIGHTS

1.     Explanation of Your ERISA Rights                                    14

                                      XII.
                     AMENDMENT AND TERMINATION OF THE PLAN

1.     Amendment                                                           16
2.     Termination                                                         16

                           SUMMARY PLAN DESCRIPTION

                                      I.
                           INTRODUCTION TO THE PLAN

       This Summary Plan Description is a brief description of the Plan and your rights, obligations, and benefits under the Plan. It is not meant to interpret, extend, or change the provisions of the Plan in any way. A copy of the Plan and the Adoption Agreement are on file at your Employer's office and may be read by you, your beneficiaries, or your legal representatives at any reasonable time. If you have any questions regarding either the Plan, the Adoption Agreement or this Summary Plan Description, you should ask the Plan Administrator. In the event of any discrepancy between this Summary Plan Description and the actual provisions of the Plan, the Plan will govern.

                                     II.
                      GENERAL INFORMATION ABOUT THE PLAN

1.     GENERAL PLAN INFORMATION

       Sepco Industries, Inc. Employee Stock Ownership Plan is the name of your Plan.

       The Plan Number is 001.

       The amended and restated provisions of the Plan became effective on January 1, 1989.

       The Plan Year begins on January 1 ends on December 31.

       The Anniversary Date of the Plan is December 31.

       Contributions made to the Plan are held and invested by the Trustee.

       The Plan and Trust will be governed by the laws of the state of Texas.

2.     EMPLOYER INFORMATION

       The sponsoring Employer's name, address and identification number are:

       Sepco Industries, Inc.
       P.O. Box 1697
       Houston, Texas 77251-1697
       74-0909900

       The Plan allows other employers to adopt its provisions. You or your beneficiaries may examine or obtain a complete list of employers, if any, who have adopted the Plan by making a written request to the Administrator.

3.     PLAN ADMINISTRATOR INFORMATION

       The name, address, and business telephone number of the Plan's Administrator are:

       David R. Little
       P.O. Box 1697
       Houston, Texas 77251-1697
       (713) 937-0330

       The Plan Administrator keeps the records for the Plan and is responsible for the administration of the Plan. The Administrator has discretionary authority to construe the terms of the Plan and make determinations on questions which may affect your eligibility for benefits.

4.     PLAN TRUSTEE INFORMATION

       The name and address of the Plan's Trustee(s) are:

       River Oaks Trust Company
       2001 Kirby at San Felipe
       Houston, Texas 77019

       The Trustee has been designated to hold and invest Plan assets for the benefit of Plan participants. The trust fund established by the Plan's Trustee will be the funding medium used for the accumulation of assets from which benefits will be distributed.

5.     SERVICE OF LEGAL PROCESS

       The name and address of the Plan's agent for service of legal process are:

       David R. Little
       P.O. Box 1697
       Houston, Texas 77251-1697

       Service of legal process may also be made upon the Trustee or Administrator.

                                      III.
                           PARTICIPATION IN THE PLAN

1.     ELIGIBILITY REQUIREMENTS

       You will be eligible to participate in the Plan if you have completed one (1) Year of Service.

       You should review the Article in this Summary entitled YEAR OF SERVICE RULES for a further explanation of these eligibility requirements.

2.     PARTICIPATION REQUIREMENTS

       Once you have satisfied your Plan's eligibility requirements, you will become a participant on the earlier of the first day of the Plan Year or the first day of the seventh month of the Plan year coinciding with or next following the date you meet the Plan's eligibility requirements.

                                      IV.
                           CONTRIBUTIONS TO THE PLAN

1.     EMPLOYER CONTRIBUTIONS TO THE PLAN

       Each year, your Employer will determine the amount, if any, to contribute to the Plan. This contribution is discretionary and is subject to the following requirement:

       o You must complete a Year of Service in order to share in this contribution.

       This rule may have been different for Plan Years beginning prior to 1990. You should refer to any prior Summary Plan Description or your Administrator if you have any questions.

2.     YOUR SHARE OF EMPLOYER CONTRIBUTIONS

       The contribution will be "allocated" to the accounts of participants eligible to share in the contribution for the Plan Year. A participant's share of the contribution will depend upon how much compensation he or she received during the year and the compensation received by other eligible participants.

       Your share of the Employer's discretionary contribution is determined as follows:

                                              Your Compensation
              Employer's             X     -------------------------
       Discretionary Contribution          Total Compensation of All
                                           Participants Eligible to
                                           Share

       In addition to the Employer's contribution made to your account, your account will be credited annually with a pro rata share of the investment earnings or losses of the trust fund.

3.     COMPENSATION

       For Plan purposes, compensation has a special meaning. Compensation is defined as your W-2 compensation actually paid during a Plan Year.

       Salary reduction contributions to any cafeteria plan, tax sheltered annuity, SEP or 401(k) Plan will be included as compensation for Plan purposes.

       Your compensation will be recognized for benefit purposes from your date of entry into the Plan.

       Effective January 1, 1994, the Plan, by law, cannot recognize compensation in excess of $150,000. This amount will be adjusted for cost of living increases. It will also be applied to certain highly compensated employees and their family members as if they were a single participant.

4.     FORFEITURES

       Forfeitures are created when participants terminate employment before becoming entitled to their full benefits under the Plan. Your account may grow from the forfeitures of other participants. Forfeitures will be "allocated" or divided among participants eligible to share in Employer Contributions for a Plan Year.

5.     TRANSFERS FROM QUALIFIED PLANS (ROLLOVERS)

       At the discretion of the Administrator, you may be permitted to deposit into the Plan distributions received from other plans. Such a deposit is called a "rollover" and may result in tax savings to you.

       Your rollover will be placed in a separate account, will always be 100% vested, and will receive allocations of investment gains or losses.

6.     DIRECTED INVESTMENTS

       The Administrator may establish rules for investment of your account balance. If the Administrator approves, you may direct the Trustee as to the investment of your account balance.

                                       V.
                            BENEFITS UNDER YOUR PLAN

1.     DISTRIBUTION OF BENEFITS UPON NORMAL RETIREMENT

       Your Normal Retirement Date is the first day of the month coinciding with or next following your 65th birthday (Normal Retirement Age).

       At your Normal Retirement Age, you will be entitled to 100% of your account balance. Payment of your benefits will begin as soon as practicable following your Normal Retirement Date.

2.     DISTRIBUTION OF BENEFITS UPON DEATH

       Your beneficiary will be entitled to 100% of your account balance upon your death.

       If you are married at the time of your death, your spouse will be the beneficiary of the death benefit, unless you otherwise elect in writing on a form to be furnished to you by the Administrator. IF YOU WISH TO DESIGNATE A BENEFICIARY OTHER THAN YOUR SPOUSE, HOWEVER, YOUR SPOUSE MUST IRREVOCABLY CONSENT TO WAIVE ANY RIGHT TO THE DEATH BENEFIT. YOUR SPOUSE'S CONSENT MUST BE IN WRITING, BE WITNESSED BY A NOTARY PUBLIC OR A PLAN REPRESENTATIVE AND ACKNOWLEDGE THE SPECIFIC NONSPOUSE BENEFICIARY.

       If, however,

       (a) your spouse has validly waived any right to the death benefit in the manner outlined above,

       (b)    your spouse cannot be located; or

       (c)    you are not married at the time of your death,

then your death benefit will be paid to the beneficiary of your own choosing in installments or as a single lump sum, as you or your beneficiary may elect. You may designate the beneficiary on a form to be supplied to you by the Administrator. If you change your designation, your spouse must again consent to the change.

       Your entire death benefit must generally be paid to your beneficiaries within five years after your death. However, your beneficiary may elect to have minimum distributions begin within one year of your death paid over the designated beneficiary's life expectancy. If your spouse is the beneficiary, the start of payments may be delayed until the year in which you would have attained age 70 1/2. The election to have death benefits distributed must be made no later than the time at which minimum distributions must commence.

       Since your spouse participates in these elections and has certain rights in the death benefit, you should immediately report any change in your marital status to the Administrator.

3.     DISTRIBUTION OF BENEFITS UPON DISABILITY

       Disability is defined as a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders you incapable of continuing any gainful occupation with your Employer. Your Disability will be determined by a licensed physician chosen by the Administrator. However, if a condition constitutes total disability under the Federal Social Security Act, then the Administrator may deem that you are disabled for purposes of the Plan.

       If you become disabled while a participant, you will be entitled to 100% of your account balance. Payment of your disability benefits will be made to you as if you had retired.

4.     DISTRIBUTION OF BENEFITS UPON TERMINATION OF EMPLOYMENT

       The Plan is designed to encourage you to stay with your Employer until retirement. Payment of your account balance under the Plan is only available upon your death, disability or retirement. If your employment terminates for other reasons, however, you will be entitled to receive only the "vested percentage" of your account balance and the remainder of your account will be forfeited.

       If you elect to have your vested benefit paid to you before the date of your death, disability or retirement, the Administrator will direct the Trustee to distribute it as soon as practicable following your termination of employment.

       Under the Plan's administrative procedures, if the value of your vested account is zero, any non-vested account balance will be forfeited immediately.

5.     VESTING IN THE PLAN

       Your "vested percentage" in your account is determined under the following schedule and is based on vesting Years of Service. You will always, however, be 100% vested upon your Normal Retirement Age.

        YEARS OF SERVICE         PERCENTAGE
            0-2 years                   0%
              3 years                  20%
              4 years                  40%
              5 years                  60%
              6 years                  80%
              7 years                 100%

       Your vested percentage will not be less than your vested percentage under the Plan before this amendment and restatement.

       Any nonvested amounts will be retained in a segregated account until forfeiture of these amounts occur, in which case, your nonvested amounts will be allocated to the remaining Plan participants.

6.     BENEFIT PAYMENT OPTIONS

       The Administrator, in accordance with your election, will direct the Trustee to pay your benefits to you under one or more of the following options:

       (a)    a single lump-sum payment in cash; or

       (b) installments over a period of not more than your assumed life expectancy (or you and your beneficiary's assumed life expectancies) determined at the time of distribution. You may also elect to have your life expectancy and the life expectancy of a designated beneficiary who is your spouse recalculated each year. You must make this election before the time that distributions are to begin. Failure to make this election will result in life expectancies not being recalculated.

UNLESS YOU ELECT IN WRITING TO DEFER THE RECEIPT OF BENEFITS, NO DISTRIBUTION MAY BEGIN LATER THAN THE 60TH DAY AFTER THE CLOSE OF THE PLAN YEAR IN WHICH THE LATEST OF THE FOLLOWING EVENTS OCCURS:

       (a) the date on which you reach the age of 65 or your Normal Retirement Age;

       (b) the 10th anniversary of the year in which you became a participant in the Plan;

       (c)    the date you terminated employment with your Employer.

       Regardless of whether you elect to delay the receipt of benefits, there are other rules which generally require minimum payments to begin no later than the April 1st following the year in which you reach age 70 1/2. You should see the Administrator if you feel you may be affected by this rule.

7.     AUTOMATIC SURVIVOR BENEFITS

       If you are a Participant in this Plan and have transferred benefits that are subject to Internal Revenue Code requirements regarding joint and survivor annuities, special distribution rules apply. Please contact the Plan Administrator to obtain more information regarding these rules.

8.     TREATMENT OF DISTRIBUTIONS FROM THE PLAN

       Whenever you receive a distribution from your Plan, it will normally be subject to income taxes. You may, however, reduce, or defer entirely, the tax due on your distribution through use of one of the following methods:

       (a) The direct rollover of all or a portion of the distribution to an Individual Retirement Account (IRA) or another qualified employer plan.

       (b) The election of favorable income tax treatment under "10-year forward averaging", "5-year forward averaging" or, if you qualify, "capital gains" method of taxation.

       WHENEVER YOU ARE ELIGIBLE TO RECEIVE A DISTRIBUTION, THE ADMINISTRATOR WILL DELIVER TO YOU A MORE DETAILED EXPLANATION OF THESE OPTIONS. HOWEVER, THE RULES WHICH DETERMINE WHETHER YOU QUALIFY FOR FAVORABLE TAX TREATMENT ARE VERY COMPLEX AND HAVE BEEN GREATLY AFFECTED BY THE TAX REFORM ACT OF 1986 AND SUBSEQUENT LEGISLATION. YOU SHOULD CONSULT WITH A TAX ADVISOR BEFORE MAKING A CHOICE.

9.     DOMESTIC RELATIONS ORDER

       As a general rule, your account may not be alienated. This means that your interest may not be sold, used as collateral for a loan, given away or otherwise transferred. In addition, your creditors may not attach, garnish or otherwise interfere with your account.

       There is an exception, however, to this general rule. The Administrator must honor a "qualified domestic relations order." A "qualified domestic relations order" is defined as a decree or order issued by a court that obligates you to pay child support or alimony, or otherwise allocates a portion of your assets in the Plan to your spouse, former spouse, child or other dependent. If a qualified domestic relations order is received by the Administrator, all or a portion of your benefits may be used to satisfy the obligation. The Administrator will determine the validity of any domestic relations order received.

10.    PENSION BENEFIT GUARANTY CORPORATION

       Benefits provided by your Plan are not insured by the Pension Benefit Guaranty Corporation (PBGC) under Title IV of the Employee Retirement Income Security Act of 1974 because the insurance provisions under ERISA are not applicable to the Plan.

                                      VI.
                      INFORMATION REGARDING COMPANY STOCK

1.     VOTING COMPANY STOCK

       The Trustee of the Plan will vote all Company stock held by it as a part of the Plan assets, provided that you or your beneficiary will be entitled to direct the Trustee as to the manner in which voting rights on shares of Company Stock which are allocated to your account are expected to be exercised (i) with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction, and (ii) with respect to all corporate matters pertaining to Company Stock acquired by, or transferred to the Plan in connection with a securities acquisition loan after July 10, 1989 or, if, at the time of the vote, the Company Stock is a "registration-type" class of securities.

2.     RIGHT OF FIRST REFUSAL

       Company Stock distributed by the Plan to you or to your beneficiary may be subject to a right of first refusal in favor of the Employer. In other words, the Employer must be given an opportunity to purchase at the same price and under the same terms as you or your beneficiary may offer to sell to a third party.

3.     PUT OPTION

       If the Company Stock distributed to you or your beneficiary cannot be readily sold, then you or your beneficiary will have two put options to the Employer. In other words, you may require the Employer to purchase the stock under a fair valuation formula. The first 60 day put option period will begin on the day following the date your Company Stock is distributed, and if not exercised, the second 60 day option period will begin as of the first day of the fifth month of the Plan Year next following the date your Company Stock was distributed.

                                      VII.
                             YEAR OF SERVICE RULES

1.     YEAR OF SERVICE AND HOUR OF SERVICE

       The term "Year of Service" is used throughout this Summary Plan Description and throughout the Plan.

       You will have completed a Year of Service for eligibility purposes if, at the end of your first twelve consecutive months of employment with your Employer, you have been credited with 1000 Hours of Service. If you have not been credited with 1000 Hours of Service by the end of your first twelve consecutive months of employment, you will have completed a Year of Service at the end of any following Plan year during which you were credited with 1000 Hours of Service.

       You will have completed a Year of Service for vesting purposes if you are credited with 1000 Hours of Service during a Plan Year, even if you were not employed on the first or last day of the Plan Year.

       You will have completed a Year of Service for purposes of sharing in Employer contributions if you are credited with 1000 Hours of Service during a Plan Year.

       An "Hour of Service" means:

       (a) each hour for which you are directly or indirectly compensated by your Employer for the performance of duties during the Plan Year;

       (b) each hour for which you are directly or indirectly compensated by your Employer for reasons other than performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty, jury duty or leave of absence during the Plan Year); and

       (c) each hour for which back pay is awarded or agreed to by your Employer.

       You will not be credited for the same Hours of Service both under (a) or
(b), as the case may be, and under (c).

2.     1-YEAR BREAK IN SERVICE

       A 1-Year Break in Service is a computation period during which you have not completed more than 500 Hours of Service.

       You will be credited with Hours of Service for absences taken on account of pregnancy, birth, or adoption of a child. No more than 501 Hours of Service will be credited for this purpose and they will be credited solely to avoid your incurring a 1-Year Break in Service.

                                     VIII.
                          THE PLAN'S "TOP HEAVY RULES"

       Key employees are certain owners or officers of your Employer. A Plan is a "top heavy plan" when more than 60% of the contributions or benefits have been allocated to key employees.

       If the Plan becomes top heavy in any Plan Year, then non-key employees will be entitled to certain "top heavy minimum benefits," and other special rules will apply. Among these top heavy rules are the following:

       (a) Your Employer may be required to make a contribution equal to 3% of your compensation to your account.

       (b)    Instead of the vesting schedule outlined in the Article and
              Section in this Summary entitled BENEFITS UNDER YOUR PLAN:
              Vesting in Your Plan, your nonforfeitable right to benefits or contributions derived from Employer contributions will be determined according to the following schedule:

             YEARS OF SERVICE       PERCENTAGE
                  0-1 year                0%
                    2 years              20%
                    3 years              40%
                    4 years              60%
                    5 years              80%
                    6 years             100%

       (c) If you are a participant in more than one Plan, you may not be entitled to minimum benefits under both Plans.

                                      IX.
                                     LOANS

       You may apply to the Administrator for a loan from the Plan. Your application must be in writing on forms which the Administrator will provide to you. The Administrator may also request that you provide additional information, such as financial statements, tax returns and credit reports. After considering your application, the Administrator may, in his or her discretion, determine that you qualify for the loan. The Administrator will inform the Trustee that you qualify. The Trustee may then review the Administrator's determination and make a loan to you if it is a prudent investment for the Plan.

1.     LOAN REQUIREMENTS

       There are various rules and requirements that apply for any loan. These rules are outlined in this section. In addition, your Employer has established a written loan program which explains these requirements in more detail. You can request a copy of the loan program from the Administrator. Generally, the rules for loans include the following:

       (a) Loans must be made available to all participants and their beneficiaries on a uniform and non-discriminatory basis.

       (b) All loans must be adequately secured. The Plan may also require that repayments on the loan obligation be by payroll deduction.

       (c) All loans must bear a reasonable rate of interest. The interest rate must be one a bank or other professional lender would charge for making a loan in a similar circumstance.

       (d) All loans must have a definite repayment period which provides for payments to be made not less frequently than quarterly, and for the loan to be amortized on a level basis over a reasonable period of time, not to exceed 5 years. However, if you use the loan to acquire your principal residence, you may repay the loan over a reasonable period of time that may be longer than 5 years.

       (e) The amount the Plan may loan to you is limited by rules under the Internal Revenue Code. All loans, when added to the outstanding balance of all other loans from the Plan, will be limited to the lesser of:

              (1) $50,000 reduced by the excess, if any, of your highest outstanding balance of loans from the Plan during the one-year period prior to the date of the loan over your current outstanding balance of loans; or

              (2)    1/2 of your vested account balance.
              Also, no loan in an amount less than $1,000 will be made.

       (f) If you fail to make payments when they are due under the loan, you will be considered to be "in default". The Trustee would then have authority to take all reasonable actions to collect the balance owing on the loan. This could include filing a lawsuit or foreclosing on the security for the loan. Under certain circumstances, a loan that is in default may be considered a distribution from the Plan, and could result in taxable income to you. In any event, your failure to repay a loan will reduce the benefit you would otherwise be entitled to from the Plan.

                                       X.
                    CLAIMS BY PARTICIPANTS AND BENEFICIARIES

       Benefits will be paid to participants and their beneficiaries without the necessity of formal claims. You or your beneficiaries, however, may make a request for any Plan benefits to which you may be entitled. Any such request must be made in writing, and it should be made to the Administrator.

       Your request for Plan benefits will be considered a claim for Plan benefits, and it will be subject to a full and fair review. If your claim is wholly or partially denied, the Administrator will furnish you with a written notice of this denial. This written notice must be provided to you within a reasonable period of time (generally 90 days) after the receipt of your claim by the Administrator. The written notice must contain the following information:

       (a)    the specific reason or reasons for the denial;

       (b) specific reference to those Plan provisions on which the denial is based;

       (c) a description of any additional information or material necessary to correct your claim and an explanation of why such material or information is necessary; and

       (d) appropriate information as to the steps to be taken if you or your beneficiary wishes to submit your claim for review.

       If notice of the denial of a claim is not furnished to you in accordance with the above within a reasonable period of time, your claim will be deemed denied. You will then be permitted to proceed to the review stage described in the following paragraphs.

       If your claim has been denied, and you wish to submit your claim for review, you must follow the Claims Review Procedure.

       (a) Upon the denial of your claim for benefits, you may file your claim for review, in writing, with the Administrator. The form for this claim for review is available from the Employer or Administrator.

       (b) YOU MUST FILE THE CLAIM FOR REVIEW NO LATER THAN 60 DAYS AFTER YOU HAVE RECEIVED WRITTEN NOTIFICATION OF THE DENIAL OF YOUR CLAIM FOR BENEFITS.

       (c) You may review all pertinent documents relating to the denial of your claim and submit any issues and comments, in writing, to the Administrator.

       (d) Your claim for review must be given a full and fair review. If your claim is denied, the Administrator must provide you with written notice of this denial within 60 days after the Administrator's receipt of your written claim for review. There may be times when this 60 day period may be extended. This extension may only be made, however, where there are special circumstances which are communicated to you in writing within the 60 day period. If there is an extension, a decision will be made as soon as possible, but not later than 120 days after receipt by the Administrator of your claim for review.

       (e) The Administrator's decision on your claim for review will be communicated to you in writing and will include specific references to the pertinent Plan provisions on which the decision was based.

       (f) If the Administrator's decision on review is not furnished to you within the time limitations described above, your claim will be deemed denied on review.

       (g) If benefits are provided or administered by an insurance company, insurance service, or other similar organization which is subject to regulation under the insurance laws, the claims procedure relating to these benefits may provide for review. If so, that company, service, or organization will be the entity to which claims are addressed. If you have any questions regarding the proper person or entity to address claims, you should ask the Administrator.

                                      XI.
                           STATEMENT OF ERISA RIGHTS

       As a participant in this Plan you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974, also called ERISA. ERISA provides that all Plan participants shall be entitled to:

       (a)    examine, without charge, all Plan documents, including:

              (1)    insurance contracts;

              (2)    collective bargaining agreements; and

              (3) copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and Plan descriptions.

       This examination may take place at the Administrator's office and at other specified employment locations of the Employer. (See the Article in this Summary entitled GENERAL INFORMATION ABOUT YOUR PLAN);

       (b) obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Administrator may make a reasonable charge for the copies;

       (c) receive a summary of the Plan's annual financial report. The Administrator is required by law to furnish each participant with a copy of this summary annual report; and

       (d) obtain a statement telling you whether you have a right to receive a retirement benefit at Normal Retirement Age and, if so, what your benefits would be at Normal Retirement Age if you stop working under the Plan now. If you do not have a right to a retirement benefit, the statement will tell you how many years you have to work to get a right to a retirement benefit. THIS STATEMENT MUST BE REQUESTED IN WRITING AND IS NOT REQUIRED TO BE GIVEN MORE THAN ONCE A YEAR. The Plan must provide the statement free of charge.

       In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.

       If your claim for a retirement benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Administrator review and reconsider your claim. (See the Article in this Summary entitled CLAIMS BY PARTICIPANTS AND BENEFICIARIES.)

       Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Administrator to provide the materials and pay you up to $100.00 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator.

       If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court.

       If the Plan's fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees if, for example, it finds your claim is frivolous.

       If you have any questions about this statement, or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

                                      XII.
                     AMENDMENT AND TERMINATION OF THE PLAN

1.     AMENDMENT

       Your Employer has the right to amend the Plan at any time. In no event, however, will any amendment:

       (a) authorize or permit any part of the Plan assets to be used for purposes other than the exclusive benefit of participants or their beneficiaries; or

       (b)    cause any reduction in the amount credited to your account.

2.     TERMINATION

       Your Employer has the right to terminate the Plan at any time. Upon termination, all amounts credited to your accounts will become 100% vested. A complete discontinuance of contributions by your Employer will constitute a termination.

                             SEPCO INDUSTRIES, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN

                                  LOAN PROGRAM





                             ROBERT A. FRAHM, P.C.
                                Attorney at Law
                                 1853 Lexington
                            Houston, Texas 77098-4399
                              FAX: (713) 526-9524

                                 (713) 526-8862

                         PLAN ADMINISTRATOR'S DIRECTIVE

                            PARTICIPANT LOAN PROGRAM

              SEPCO INDUSTRIES, INC. EMPLOYEE STOCK OWNERSHIP PLAN

Plan Administrator:  David R. Little

Trustee:             River Oaks Trust Company

Plan Number:         001

       The Plan Administrator and the Trustee, pursuant to provisions of the Plan and Department of Labor Regulation Section 2550.408b-1, adopt the Participant Loan Program, a copy of which is attached hereto this ___ day of __________, 1994.



- -----------------------------------     -----------------------------------
River Oaks Trust Company,               David R. Little,
Trustee                                 Plan Administrator

                               PARTICIPANT LOANS

                       INFORMATION ABOUT THE LOAN PROGRAM

                           FOR THE LOAN ADMINISTRATOR

       The accompanying loan program is intended to comply with Department of Labor Regulations. It is more restrictive than Internal Revenue Service requirements in some of its provisions. For example, IRS rules allow a loan that is not greater than $10,000 to exceed 50% of the borrower's vested benefit. The loan program does not allow any loan to exceed 50% of the borrower's vested benefit because under DOL regulations any loan that exceeds 50% of the benefit must be secured by collateral other than (or in addition to) the borrower's vested benefit.

       The loan limitations of the loan program are coordinated with IRS rules that require a loan that exceeds such limitations to be treated as a taxable distribution to the borrower. However, the $1,000 minimum loan limitation is not required. Such limitation is for administrative convenience and may be less, but not more.

       The loan interest rate may be calculated in any commercially reasonable manner. The DOL requires a return commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances. The IRS generally will approve a percentage tied to the prime rate. If commercially reasonable at a given time, 2% over prime, for example, is acceptable to both the DOL and IRS.

       Plan loans under the program are treated as general investments of the trust fund. However, it is permissible to earmark a loan to a participant's accrued benefit in a defined contribution plan. Generally, that would not be the case in a defined benefit plan. The DOL apparently will not question the adequacy of security if a loan is earmarked to the borrower's account but may do so in other cases. The safe harbor would be to earmark the loans.

       It is also permissible to establish a plan loan investment fund in which each loan becomes a part of a separate (pooled) fund and each borrower is treated as having his account invested in such fund to the extent of the money borrowed. This allows each borrower to realize an average rate of return on his loan instead of the rate he pays. Generally, loan funds or earmarked loans increase administrative costs which, if reasonable, may be charged to the borrower's account.

       The Loan Program should specifically provide for special treatment of loans if earmarked loans, or loan funds, are to be structured.

       Loans may not be made to a person whose relationship to the Plan Sponsor (or related entity) is that of a self-employed individual, a partner owning more than a 10% partnership interest, a shareholder owning more than 5% of the stock of an S Corporation or members of the family (ascendants, descendants and collaterals) of such persons, without adverse tax consequences. Loans may also be restricted so as to be available only for specific uses.

       The accompanying loan program is intended to apply to corporate sponsored plans. The Participant Loan Program, consisting of four pages, the Loan Application, and the Payroll Deduction Authorization, may be copied and given to, and used by, Plan participants. The other worksheets and this information are for the Plan Administrator's use. Please contact the undersigned if you require additional information or loan documents.

                                        ROBERT A. FRAHM & ASSOCIATES

                                        By /s/ RICK HARWELL
                                          -----------------------------------
                                           for Robert A. Frahm

              SEPCO INDUSTRIES, INC. EMPLOYEE STOCK OWNERSHIP PLAN

                            PARTICIPANT LOAN PROGRAM

       The Loan Program. This loan program applies to loans from the Plan named above to Plan participants and beneficiaries herein specified. The Plan Administrator is responsible for administering the loan program. He may delegate or assign responsibility for administering the loan program to another person in accordance with the provisions of the Plan authorizing the delegation or assignment of fiduciary duties.

       The loan program will be carried out and administered in accordance with
Section 408 of the Employee Retirement Income Security Act of 1974, as amended (the Act), regulations of the Department of Labor published thereunder, and other relevant provisions of the Act and of the Internal Revenue Code, the Plan and this Loan Program. The person administering the loan program is a fiduciary and will be known as the "Loan Administrator."

       Availability of Loans. Loans from the Plan will be available to eligible participants. An "eligible participant" is a participant or beneficiary who is a party-in-interest as defined in the Act (Section 3(14)). A party-in-interest includes, among others, a current employee of the employer (whose employees are covered by the Plan), and each former employee and Plan beneficiary who is an officer, owner, or director, fiduciary, counsel, or service provider, and their relatives as defined in the Act (spouse, ancestor, lineal descendant and his/her spouse, (Section 3(15)). Loans must be available to eligible participants without regard to any individual's race, color, religion, sex, age or national origin. All loans will be arranged and approved by the Loan Administrator in the interest of the eligible participants and for the exclusive purpose of providing benefits to such participants. Loans will not be made available to highly compensated employees in an amount that is greater than the amount (percentage of accrued benefit) available to other employees. A more than 5% shareholder-employee of an S Corporation is not an eligible employee nor is a self-employed individual or a more than 10% partner in a partnership, or their family members (ascendants, decendants and collaterals).

       Loan Application. An eligible participant may apply for a loan to the Loan Administrator on a form provided for such purpose or in any other written form. The application will specify the amount of the loan requested, the proposed terms for repayment and the interest rate. The application will specify the purpose of the loan and may include any other information the applicant cares to provide. If the Loan Administrator finds that the applicant is an eligible participant and that the terms of this loan program are complied with he will approve and authorize the loan. Otherwise, he will deny the loan and advise the applicant in writing of the reason for the denial. The Loan Administrator may deny a loan if such loan is not in the best interest of all Plan participants or is not a prudent investment in view of the liquidity needs of the Plan or other relevant investment criteria, provided, however, that the availability of a loan to an eligible participant will not be unreasonably withheld. If the loan is approved, the loan proceeds will be disbursed to the borrower upon satisfactory execution of the loan documents.

       Loan Amount. If an eligible participant has or applies for more than one loan, all loans will be aggregated for the purpose of applying the loan limitation. All plans in which an eligible participant has an accrued benefit will be aggregated for the purpose of applying the loan limitation. No loan will be allowed if such loan, when aggregated with all other loans to an eligible participant, exceeds the loan limitation. The loan limitation as to an eligible participant is the lesser of (a) or (b) where

       (a) is $50,000 (1) reduced by the excess (if any) of the highest loan balance from the Plan during the one-year period ending on the day before the date on which the loan is made (2), over the outstanding balance of loans to the eligible participant from the Plan on the date on which the loan is made (3) and

       (b) is one-half of the eligible participant's vested accrued benefit as of the valuation date next preceding the date of the loan application (4).

       Example: First step (1)                                             $50,000

                Second step
                Highest loan balance in prior 12 months   (2)  30,000
                Current loan balance                      (3) (25,000)
                Difference                                                  (5,000)
                Loan limitation (a)                                         45,000

                Third step
                    1/2 of vested accrued benefit (4);
                    loan limitation (b)                                     40,000

                Fourth step
                    lesser of (a) or (b)                                    40,000

                Fifth step
                    Current loan balance (3)                               (25,000)
                                                                          --------

                Loan Limitation                                           $ 15,000
                                                                          ========

       Loans of less than $1000 are not permitted.

       Loan Term. The term of a loan may not exceed five years except in the case of a loan that is used to acquire a dwelling unit which will be used within nine months as the principal residence of the borrower, in which event the term of the loan may not exceed ten years. Each loan will be amortized in substantially equal payments, made not less often than quarterly, over the term of the loan. Loans may be repaid by payroll deductions.

       Loan Collateral. All loans will be secured by the borrower's vested accrued benefit in the Plan. No other collateral will be required.

       Loan Interest. Each loan will bear a reasonable rate of interest commensurate with the rates charged by persons in the business of lending money. The Loan Administrator will ascertain the rate the Plan Sponsor's principal bank would charge a creditworthy customer for a loan secured by direct obligations of the United States having five year or longer maturity as of the date of the loan. The rate charged the borrower for the term of the loan will be the greater of the "bank rate" or 2% over prime as of the date of the loan. In no event will the interest rate exceed the maximum rate that may be charged at the time under the state usury laws.

       Loan Documents. Each loan will be evidenced by a negotiable promissory note signed by the borrower and, if married, the borrower's spouse will be required to consent to the loan and to the use of the borrower's vested accrued benefit as security for the loan. Such consent must be in writing and obtained within the 90 day period prior to the date the loan proceeds are disbursed. The loan documents will provide for a security interest in the borrower's accrued benefit and will contain customary provisions for acceleration of maturity and attorney fees in the event of default.

       Loan Default. A default will occur if the borrower fails to make a note payment when due. In such event, the Trustee will make demand for payment and initiate collection procedures which may include filing suit against the borrower. Any expenses incurred by the Trustee in collecting the note will be charged as an administrative cost to the borrower's vested accrued benefit. No distributions from the Plan to the borrower will be permitted unless the note is paid in full or payment is adequately provided for. The Trustee will be authorized to charge all amounts due on the note, including costs of collection, to the borrower's vested accrued benefit and report the same as a distribution to the borrower at such time as the benefit becomes immediately distributable under the terms of the Plan.

       Loan Administration. Loans will be general investments of the Trust Fund. The Loan Administrator will keep records of all loans and administer the loan program in a uniform and nondiscriminatory manner for the benefit of all participants and beneficiaries in order to assure that the Plan will suffer no loss in the event of a default. To that end he is authorized to construe all provisions of the loan program so as to maintain compliance with applicable government regulations.

                                LOAN APPLICATION
              SEPCO INDUSTRIES, INC. EMPLOYEE STOCK OWNERSHIP PLAN
                  PLAN LOANS TO PARTICIPANTS AND BENEFICIARIES

Date ____________________

Name of Borrower: ____________________________________________ SS No.___________

Address:          ______________________________________________________________

                  ______________________________________________________________

Telephone Number: ______________________


                  If Borrower is married and the loan is allowed, Borrower's Spouse will be required to sign the loan papers.

Name of Spouse:   ____________________________________________ SS No.___________

                  If not married initial here:    _____

Eligibility:      ___ Current Employee  ___ Beneficiary or Former Employee

                  If the latter; write in party-in-interest status (see Loan Program)
                  ______________________________________________________________

Amount/Terms:     Amount $________      Vested Accrued Benefit $________

                  Payment Schedule: ________ Months (1 to 60) (If over 60, see Loan Program)

                  Payment Interval (Circle One): each payday  Monthly  Quarterly

                  Interest Rate ___% (see Loan Program) Payment Amount $________

Purpose for loan (optional, if loan term within 5 years) (required, if loan term over 5 years):

________________________________________________________________________________
                        You may attach other comments.



                                        ________________________________________
                                        Signature

                                   WORKSHEET
                            MAXIMUM PERMISSIBLE LOAN
              SEPCO INDUSTRIES, INC. EMPLOYEE STOCK OWNERSHIP PLAN


Borrower Name:__________________________________________________________________

Date:____________________

1.     Upper loan limitation:                                        $50,000.00

2.     Highest loan balance in prior 12 months:        $_________

3.     Loan balance this date:                         (_________)

4.     Difference, (2) minus (3):                                     _________

5.     Loan limitation (a), (1) minus (4):                        (a)__________

6.     Vested accrued benefit this date:               $_________

7.     50% of (6):                                     (_________)

8.     Difference, loan limitation (b), (6) minus (7):            (b)$_________

9.     Lesser of (a) or (b):                                         $_________

10.    Loan balance this date:                                       (_________)

11.    Tentative loan limitation:                                    $_________

12.    Minimum loan, less 1 cent:                                    $   999.99
                                                                      _________
13.    Greater of (11) or (12):                                      $_________

14.    Loan limitation:

       If (13) is $999.99, the maximum permissible loan is zero.
       If (13) is more than $999.99, the maximum permissible loan is the amount on line 13.

                         LOAN APPROVAL/DENIAL WORKSHEET

                          FOR LOAN ADMINISTRATOR'S USE

              SEPCO INDUSTRIES, INC. EMPLOYEE STOCK OWNERSHIP PLAN


Name of Borrower:_______________________________________________________________

Eligibility checked ___ Loan limitation checked ___ Interest Rate checked ___ Loan approved ___

If the number of payments extends beyond five years (60 monthly, 20 quarterly) is the purpose for the loan within the requirements of the loan program and adequately documented? _____Yes _____No. If no, the loan should be denied.

Loan denied _____ because: _____________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                IF THE LOAN IS APPROVED, COMPLETE THE FOLLOWING:

                              TERMS OF THE LOAN

Date loan to commence ______ Amount of loan $______ Interest rate per annum ___%

Payment interval, each payday _____ being _____, monthly _____, quarterly _____

Number of payments _____   Payment amount $_________ (see amortization schedule)

Payroll deduction required? __Yes __No.   Payroll deduction authorized by
                                          borrower?  __Yes  ___N/A.

Loan documents ordered __Yes. __N/A. Loan documents require spousal consent and a security interest in the borrower's vested accrued benefit under the Plan.




- -------------------------               -----------------------------------
Date                                    Loan Administrator

Please attach Loan Application

         For further information and/or loan documents please contact:
                           Robert A. Frahm, Attorney
                          Robert A. Frahm & Associates
                                 1853 Lexington
                            Houston, Texas 77098-4399
                       (713) 526-8862 FAX: (713) 526-9524

              SEPCO INDUSTRIES, INC. EMPLOYEE STOCK OWNERSHIP PLAN

                        PAYROLL DEDUCTION AUTHORIZATION

       The undersigned having this day borrowed $__________ from the Sepco Industries, Inc. Employee Stock Ownership Plan and Trust authorizes Sepco Industries, Inc. to deduct $__________ each payday from amounts due him as wages beginning on the first payday after the loan proceeds are disbursed and to pay said amount to the Trustee of said Plan and Trust until the loan is fully paid according to its terms.



Witnessed By:                           Date:
                                             ------------------------------



- -----------------------------------     -----------------------------------
Witness signature                       Borrower signature



- -----------------------------------     -----------------------------------
Please Print Name                       Please Print Name

             SEPCO INDUSTRIES, INC:. EMPLOYEE STOCK OWNERSHIP PLAN

                            BENEFICIARY DESIGNATION
                 (Without the Pre-Retirement Survivor Annuity)

       As a Participant in the above named qualified Plan, I acknowledge that I have received notice of my rights: 1) to designate a beneficiary of the death benefit, 2) to revoke such designation, and 3) that such designation may be subject to the consent of my spouse.

       I designate each of the following persons to be a beneficiary of the death benefit in the percentages specified:

     PRIMARY BENEFICIARY NAME AND RELATIONSHIP                  PERCENTAGE
====================================================       ====================

- ----------------------------------------------------       --------------------

- ----------------------------------------------------       --------------------

- ----------------------------------------------------       --------------------

====================================================       ====================


   CONTINGENT BENEFICIARY NAME AND RELATIONSHIP                 PERCENTAGE
====================================================       ====================

- ----------------------------------------------------       --------------------

- ----------------------------------------------------       --------------------

- ----------------------------------------------------       --------------------

====================================================       ====================

INSTRUCTIONS:

       1) Please sign your name, write the date, and indicate your marital status below.

       2) If you are married at the time you make this beneficiary designation and do not name your spouse as primary beneficiary of 100% of your death benefit, YOUR SPOUSE MUST SIGN the following consent form.

       NOTE: Change in marital status may nullify this form. In such event you should sign a new beneficiary designation form.

       This beneficiary designation revokes all prior beneficiary designations with respect to the Plan.

                                        -----------------------------------
Date                                    Participant's Signature
    ---------------

       M S
- -------------------                     -----------------------------------
  Marital Status                        Please Print Name


                                SPOUSE'S CONSENT

       I am the spouse of the Participant whose signature appears above and consent to the designation by my spouse of the persons named above to receive all or part of the death benefit. I understand that the effect of my consent will be to cause benefits to be paid to the persons named in the event of the death of my spouse.

       I understand that my spouse's designation will not be effective without my written consent and that this consent is irrevocable unless my spouse revokes the beneficiary designation to which I am consenting.


Witnessed by:                                Date:
                                                  ----------



- -----------------------------------     -----------------------------------
( ) Plan Representative                 Spouse's Signature
( ) Notary Public


- -----------------------------------     -----------------------------------
Please Print Name                       Please Print Name